UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22678

Salient MF Trust

(Exact name of registrant as specified in charter)

4265 San Felipe, Suite 800

Houston, TX 77027

(Address of principal executive offices) (Zip code)

John A. Blaisdell, Principal Executive Officer Salient MF Trust 4265 San Felipe, Suite 800 Houston, TX 77027 (Name and address of agent for service)	With a Copy To: George J. Zornada K&L Gates LLP State Street Financial Center One Lincoln St.
Boston, MA 02111-2950
(617) 261-3231

Registrant’s telephone number, including area code: (713) 993-4001

Date of fiscal year end: December 31

Date of reporting period: December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission, not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Stockholders.

The following is a copy of the report transmitted to shareholders of the Salient Adaptive Growth Fund, Salient MLP & Energy Infrastructure Fund, Salient Tactical Plus Fund and Salient Trend Fund (collectively, the “Funds”), each a series of the registrant, pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “Act”) (17 CFR 270.30e-1).

The series of funds under the Salient MF Trust (“Salient Funds”) are distributed by:

Foreside Fund Services, LLC

Portland, Maine

The report has been prepared for the general information of the Funds’ shareholders. It is not authorized for distribution to prospective investors unless accompanied or proceeded by a current Funds’ Prospectus, which contains more complete information about Funds’ investment policies, management fees and expenses, experience of the management teams and other information. Investors are reminded to read the Prospectus before investing or sending money.

Shareholder Update  |  December 31, 2017

A MESSAGE FROM:	Rusty Guinn
Executive Vice President of Asset Management

Dear Shareholder:

We enter 2018 with gratitude for the trust that you, the shareholders of the Salient Funds, have placed in us. It is our aim to build strategies that enable you to act as good stewards of wealth, and it is our hope that you have found value in your partnership with us over the past year. Thank you.

The past year has been profitable for most investors, including those in most financial markets in which the Salient Funds invest. It has also been a year of widening disconnects between those markets and the economies, businesses and political systems that underlie them. We have observed continued political upheaval in the Middle East and North Asia but precious little volatility in most financial markets as a result. We have observed divergences in central banking policies but near-universal appetite for ownership of risky assets across the globe. We have observed investors unwilling to sell, despite high valuations, lower going-forward return expectations, challenging demographics, historically low yields and spreads, and early signs of inflation. We have observed speculative behaviors around cryptocurrencies, venture capital and growing segments of the technology sector.

It has been an unusual year, to say the least.

Still, there is reason to be optimistic about the world and the markets and companies in which we invest. While we enter the year eagerly and optimistically, we also do so with a redoubled commitment to the integrity and consistency of our investment processes. Risk has not disappeared from investments in financial markets, and we see it as our charge to ensure that those risks are still taken prudently and with the expectation of appropriate compensation—the returns to our investors.

We hope that 2018 proves a prosperous one for you, our shareholders. Thank you for your trust.

Sincerely,

Rusty Guinn

Executive Vice President of Asset Management

Salient

RISKS

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Inflation is the rate at which the general level of prices for goods and services is rising, and, subsequently, purchasing power is falling.

Spread is the difference between the bid and the ask price of a security or asset.

Valuation is the process of determining the value of an asset or company based on earnings and the market value of assets.

Salient is the trade name for Salient Partners, L.P., which together with its subsidiaries provides asset management and advisory services. This information is being provided solely for educational purposes and is not an offer to sell or solicitation of an offer to buy an interest in any investment fund. Any such offer or solicitation may only be made by means of a confidential private offering memorandum or prospectus relating to a particular fund and only in a manner consistent with federal and applicable state securities laws.

The Salient Funds offered under the Salient MF Trust are distributed by Foreside Fund Services, LLC.

Not FDIC Insured | No Bank Guarantee | May Lose Value

©2018 Salient. All rights reserved.

The discussions concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect performance of the Funds in the future, including the portfolio managers’ outlook regarding economic, financial, market, petroleum, political and other factors relevant to investment performance in the U.S. and abroad. These statements are based on the portfolio managers’ expectations concerning certain future events and their expected impact on the Funds and are current only through the date on the cover of this report. Forward-looking statements are inherently uncertain and are not intended to predict the future performance of the Funds. Actual events may cause adjustments in the portfolio managers’ strategies from those currently expected to be employed, and the outlook of the portfolio managers is subject to change.

Fund Commentary and Performance (Unaudited)

Salient Adaptive Growth Fund

As of December 31, 2017

For the year ended December 31, 2017, Salient Adaptive Growth Fund’s Class I shares returned 17.18%, outperforming the Fund’s benchmark, which consists of 60% MSCI ACWI and 40% Bloomberg Barclays U.S. Aggregate Bond Index, which returned 15.41%.

2017 began with the Fund’s investment team expecting to see market movements driven by fiscal policy rather than monetary policy. Instead, despite the global political turmoil over the preceding year, a steady level of global growth occurred while volatility continued its decline to record lows. All major asset classes ended the year higher, as corporate profits continued to move upward, momentum in the JPMorgan Global Purchasing Managers’ Index increased and inflation remained relatively subdued. The Fund’s asset allocation model worked well in this environment, adding exposure in order to maintain constant risk and capturing large gains. Indeed, in aggregate, all of the asset classes contributed to the positive performance of the Fund during the year, including the momentum sleeve, which is designed to provide an additional layer of diversification.

For 2017, the Fund outperformed its benchmark by over 170 basis points. The gains were predominantly due to the portfolio’s risk-on positioning in a low-risk global equity bull market. June and September were the only months during the reporting period with negative returns, owing mostly to volatility in sovereign debt. Over the majority of the year, the Fund enjoyed strong performance bolstered by its allocation to equities and credit.

Specifically, the Fund’s asset allocation to emerging markets equities, U.S. equities and credit contributed to positive performance in 2017. The portfolio’s bullish positioning in emerging markets made the largest contribution to the Fund’s return. The MSCI Emerging Markets Index gained 37.75% during the year, mainly owing to strength in Asia and select eastern European countries. Within emerging markets, the Fund’s model broadly increased its risk allocation and was able to capture the gains throughout the year. The allocations to China and South Korea had the largest positive impacts on the Fund’s portfolio.

The portfolio kept its risk positioning toward U.S. equities relatively stable over the year, maintaining an average allocation of around 12%. The strong performance across the market cap spectrum supported returns, but domestic large capitalization stocks were the most impactful assets in the Fund’s entire portfolio.

The Fund’s allocation to credit was also a significant contributor to returns, with European high-yield and investment-grade debt having the largest positive impact. The model’s risk allocation to credit actually shrunk over the year, but the positive price momentum and low volatility in the asset class caused the Fund’s U.S. dollar exposure to increase, particularly toward European credit.

Detractors to the Fund’s performance in 2017 were agriculture and select sovereign debt assets. Agriculture assets had a volatile year, with outcomes ranging from a price rally of 11% in cotton to a decline of -22% in sugar and with many assets experiencing supply shocks. In this type of environment, the Fund’s long-only sleeve was exposed to the downward price trends. Meanwhile, most of the momentum signals established positions that detracted from returns. The model decreased the Fund’s risk allocation to agriculture throughout the year but ultimately was unable to shield it from the volatility in the asset class.

Sovereign debt also detracted from the Fund’s performance for the reporting period. Within sovereign debt, the French 10-Year and the Canadian 10-Year Government Bonds had the largest negative impacts on returns; the model’s positioning was unable to capture their positive performance over the year because of price volatility. Overall, the portfolio decreased its risk allocation to sovereign debt slightly, but the notional exposure remained about the same because of price appreciation.

Under normal conditions, the Fund seeks to invest in derivatives whose performance is expected to correspond to the performance of the underlying asset classes without investing directly in those asset classes. Using derivatives allows the Fund to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. The Fund is a risk-targeted portfolio that invests primarily in futures contracts in order to gain exposure to global equity markets, global interest rate markets and global commodity markets. The Fund’s credit sleeve only trades in exchange-cleared credit default swap indices. In 2017, the Fund used 53 futures contracts, four credit default swaps and one emerging market swap. The Fund also used currency hedges and purchased swaptions during the year. Overall, the Fund’s return can be attributed almost entirely to derivatives.

Fund Commentary and Performance (Unaudited)

Salient Adaptive Growth Fund

As of December 31, 2017

While the potential exists for risk to spike precipitously due to high valuations, geopolitical uncertainty or an unforeseen event, the investment team believes it will be beneficial to keep most portfolios biased toward higher-risk asset classes such as emerging market stocks and commodities, especially if we see a return of global inflation. The high valuations across most markets today mean that future returns are likely to be lower than in the past, making it more critical than ever to maximize the return opportunity of your investments. One of the key benefits of the Fund is the flexibility of the instruments used to implement the strategy. Futures markets are inexpensive to trade and do not require the use of explicit leverage, making it possible to modify the Fund’s portfolio daily to maintain the right balance and overall level of risk. The Fund aims to deliver on its targeted volatility level, providing a portfolio allocation that can support high return expectations, regardless of overall risk in the market. We continue to believe that broad exposure to market risk premia should constitute the bulk of investor portfolios, especially in an uncertain environment. We believe the Fund is designed to deliver this type of exposure in the same way it has for the last five years.

Salient Adaptive Growth Fund

Allocation of Portfolio Holdings

as of December 31, 2017

These allocations may not reflect the current or future position of the portfolio.

Hypothetical Growth of $1,000,000 Investment in the Fund

The chart above shows how a hypothetical investment of $1,000,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $1,000,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Salient Adaptive Growth Fund(b)

	1 Year	5 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2017
Class A (with sales load)(c)	10.35%	3.89%	4.30%	11/15/12

Class A (without sales load)(d)	16.81%	5.07%	5.46%	11/15/12

Class C (with CDSC)(e)	14.91%	4.22%	4.09%	10/01/12

Class C (without CDSC)(f)	15.91%	4.22%	4.09%	10/01/12

Class I	17.18%	5.36%	5.24%	07/09/12

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Returns with sales charge reflect the deduction of current maximum front-end sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge of 1.00%, which is applied to Class C shares. All returns reflect reinvestment of all dividend and capital gain distributions. The total annual gross and net operating expense ratios for the Fund, based on the current Fund prospectus dated May 1, 2017, are as follows: Class A shares are 1.89% and 1.64%, respectively, Class C shares are 2.67% and 2.39%, respectively, and Class I shares are 1.67% and 1.39%, respectively. The advisor has contractually agreed to waive fees and/ or reimburse expenses to maintain the Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C and 1.30% for Class I shares, excluding certain expenses, until April 30, 2018. Additional information pertaining to the December 31, 2017, expense ratios can be found in the financial highlights. Returns do not reflect the taxes that investors may pay on Fund distributions or the sale of Fund shares.

(c) Includes the effect of the maximum 5.50% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.salientfunds.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Fund Commentary and Performance (Unaudited)

Salient MLP & Energy Infrastructure Fund

As of December 31, 2017

For the year ended December 31, 2017, Salient MLP & Energy Infrastructure Fund’s Class I shares returned -6.77%, slightly underperforming the Fund’s benchmark, the Alerian MLP Index, which returned -6.52%.

2017 was a challenging year for master limited partnerships (MLPs) and midstream energy companies. Even with the price of crude oil up over 16% and the broad equity market, as measured by the S&P 500 Index, up over 20%, MLPs were down over -6% for the year, as measured by the Alerian MLP Index. Investor concerns that originated during the oil bear market that began in 2014 seemed to continue in 2017, even as oil prices began to recover. Some of these concerns stemmed from the higher cost of equity, increased debt issuance in the MLP space, higher leverage and the payout sustainability of MLP distributions. Additional reasons for the negative performance for MLPs and midstream energy companies included continued volatility in crude oil markets, especially during the first six months of the year, concerns related to high inventory levels and perceived weaker demand-led growth.

In addition to the aforementioned concerns, several of the larger MLPs announced strategic initiatives that were viewed negatively by the market and created headwinds for the sector. In August, two MLPs, Plains All American Pipeline, LP (PAA) and Energy Transfer Partners LP (ETP), announced corporate actions that had negative implications for the MLP space. On August 7, PAA discussed another potential distribution cut when it reported its second quarter results. Two and a half weeks later on August 25, with a hurricane bearing down on Houston, Texas, PAA announced the results of its strategic review, which included a 45% distribution cut effective with its third quarter distribution in November. PAA’s challenges stemmed from fierce competition in its supply and logistics (S&L) segment, specifically in the Permian Basin located in the western part of Texas and southeastern part of New Mexico. One week after PAA’s negative earnings surprise, ETP announced a $1 billion overnight equity offering when its unit price was just barely above its 52-week low. These actions shook investor confidence in the space as the sustainability of distributions was called into question.

Concerns mounted on October 12 when industry leader Enterprise Products Partners LP (EPD) announced that it was cutting its distribution growth rate in half, from roughly 5.0% to 2.5%. EPD stated that it would likely be in a position to self-fund its expansion capital by the end of 2018, which would be a dramatic change from the traditional MLP model of funding distributions through operations and financing growth. Further muddying the waters, earlier that same day Genesis Energy LP (GEL) announced that it was cutting its distribution by 31% in order to reduce its leverage, which remained stubbornly above 5.0x in terms of its debt-to-EBITDA ratio. GEL cut its distribution despite having sufficient cash flows to cover the previous distribution level. It was a textbook example of a strategic distribution cut to achieve what the market was supposedly clamoring for—excess coverage with a rapidly de-levering balance sheet. When the smoke cleared, investors appeared unmoved by either action as EPD ended October down more than -4% while GEL plummeted almost -10% to end October. The Fund’s investment team believes that MLPs are, in fact, transitioning to a model built more upon self-funding but that EPD’s move was not embraced by investors because the dollar amounts “saved” by its growth rate reduction amounted to roughly $100 million per year, which is insignificant for a company expected to generate over $5.5 billion in EBITDA for 2017.

In this dynamic environment for MLPs, the Fund slightly underperformed its benchmark index during the year, primarily as a result of the poor performance of a few top holdings, which are not included in the benchmark. These holdings include Enbridge Energy Management LLC (EEQ), Kinder Morgan, Inc. (KMI) and Macquarie Infrastructure Corp. (MIC). However, the Fund outperformed the benchmark index during the second half of 2017 by over 350 basis points, as a result of strong performance from several midstream and energy infrastructure companies: Marathon Petroleum Corp. (MPC), SemGroup Corp. (SEMG), NextEra Energy Partners LP (NEP) and Pembina Pipeline Corp. (PBA). Given the recently passed tax reform package, the fact that 75% of the Fund’s holdings are structured as corporations could be beneficial to the Fund going forward.

Other energy and infrastructure companies was the sole sector to contribute to the Fund’s performance in 2017. NRG Yield, Inc. (NYLD), an owner and operator of renewable and conventional electricity generation assets as well as thermal infrastructure assets, performed well for the year on news that its parent company, NRG Energy, Inc. (NRG), planned to sell the company. NYLD was up nearly 30% for the year as a result of improving economics in renewable energy. NEP was also a top performer for the sector after the company initiated a shareholder-friendly proposal in January to cap incentive distribution rights. It continued to have strong operational performance across all of its platforms.

Fund Commentary and Performance (Unaudited)

Salient MLP & Energy Infrastructure Fund

As of December 31, 2017

Sectors that detracted from the Fund’s performance in 2017 included liquids transportation and storage, gathering and processing, and diversified companies. In the liquids transportation and storage sector, fierce competition for uncommitted oil barrels in the Permian Basin hurt margins in PAA’s supply and logistics segment. A distribution cut made by EEQ in January 2017 negatively impacted the company’s performance as did its abandonment of its Sandpiper Pipeline project, a 616-mile crude oil pipeline running from North Dakota to Wisconsin. Performance of SEMG faltered when investors did not support the company’s acquisition of Houston Fuel Oil Terminal Company, a marine terminal located in the Houston Ship Channel that provides crude oil, fuel oil, feedstocks and storage services for refined products. Even though SEMG rallied 26% in December, the company was still down -23% for the year.

The gathering and processing sector also hurt the Fund’s performance during the reporting period. Western Gas Partners LP (WES), an owner and operator of midstream energy assets, had a disappointing year despite its exclusive fee-based revenue stream. Investor doubts over a reduced drilling plan for 2018 from its parent company, Anadarko, impacted the company’s performance in 2017.

In the diversified sector, MIC, an owner and operator of a diversified group of infrastructure businesses, performed poorly due to investor confusion over the profitability of its renewable energy platform. NGL Energy Partners LP (NGL), a diversified midstream, also suffered losses when investors feared that competition in the Denver-Julesburg Basin, a geologic basin located in eastern Colorado, would affect the company’s newly in-service Grand Mesa Pipeline, which runs from Colorado to Oklahoma. Despite these fears, NGL rallied strongly in December and was up 12%. However, the rally was not enough to mitigate losses earlier in the year and the company was down -25% for 2017.

During the reporting period, the Fund sold covered call option contracts to generate additional income for shareholders. The sale of the options generated more than $7.9 million in premium income, which equates to approximately 54 basis points in performance contribution for the year.

After a challenging year in 2017 that ended with significant tax-loss selling, the Fund’s investment team is bullish on the 2018 midstream and MLP outlook, due to the current low valuation for the sector. Production volumes of oil, natural gas and natural gas liquids are all showing strong signs of growth for 2018, which may lead to increasing cash flow for midstream companies. Institutional ownership seems to be increasing, as institutions are increasing their allocations to real assets and midstream companies—mostly due to current inexpensive valuations, higher dividend yields and underperformance in 2017. Lastly, tax reform is in place, which may be a positive for MLPs in the coming year.

Salient MLP & Energy Infrastructure Fund

Asset Allocation as a Percentage of Total Investments

as of December 31, 2017

These allocations may not reflect the current or future position of the portfolio.

Hypothetical Growth of $1,000,000 Investment in the Fund

The chart above shows how a hypothetical investment of $1,000,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $1,000,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Salient MLP & Energy Infrastructure Fund(b)

	1 Year	5 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2017
Class A (with sales load)(c)	-12.02%	0.13%	-0.03%	12/21/12

Class A (without sales load)(d)	-6.92%	1.27%	1.10%	12/21/12

Class C (with CDSC)(e)	-8.56%	N/A	-0.30%	01/08/13

Class C (without CDSC)(f)	-7.68%	N/A	-0.30%	01/08/13

Class I	-6.77%	1.47%	1.65%	09/19/12

Class R6 (g)	-6.70%	1.50%	1.68%	01/04/16

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Returns with sales charge reflect the deduction of current maximum front-end sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge of 1.00%, which is applied to Class C shares. All returns reflect reinvestment of all dividend and capital gain distributions. The total annual operating expense ratios for the Fund, based on the current Fund prospectus dated May 1, 2017, are as follows: Class A shares are 1.44%, Class C shares are 2.23% and Class I shares are 1.26%. The advisor has contractually agreed to waive fees and/or reimburse expenses to maintain the Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C and 1.30% for Class I shares, excluding certain expenses, until April 30, 2018. Additional information pertaining to the December 31, 2017, expense ratios can be found in the financial highlights. Returns do not reflect the taxes that investors may pay on Fund distributions or the sale of Fund shares.

(c) Includes the effect of the maximum 5.50% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

(g) Performance shown prior to inception date of R6 shares is that of Class I shares.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.salientfunds.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Fund Commentary and Performance (Unaudited)

Salient Tactical Plus Fund

As of December 31, 2017

For the year ended December 31, 2017, Salient Tactical Plus Fund’s Class I shares returned 8.54%, underperforming the Fund’s benchmark, the S&P 500 Index, which returned 21.83%.

The U.S. stock market recorded steady gains throughout 2017, continuing the rally that began following the November 2016 election. Most major market indices climbed steadily during the year and ended the year at or near their all-time highs. Investors were encouraged by the Trump administration’s efforts to stimulate economic growth through deregulation as well as the successful passage of tax reform. The stock market ended the year strongly on expectations that corporate and individual tax cuts would boost gross domestic product and consumer spending in 2018 and 2019.

While the Salient Tactical Plus Fund’s models of investor sentiment showed increased optimism (which is negative from a contrary point of view), and valuations remained high by historical standards, these potential negatives were offset by stable interest rates and strong market momentum in terms of both volume and breadth. During 2017, the Fund adhered to the market maxims “Don’t fight the Fed” and “Don’t fight the tape.” Accordingly, the market environment was favorable to the Fund in 2017 and the Fund’s investors were able to participate in and benefit from the stock market’s rise. While the Fund recorded positive returns in 2017, it fell short when compared to its benchmark.

During 2017, the Fund maintained a net positive market exposure. Due to the rotational nature of the advance, with various sectors showing solid relative strength at various times during the year, the Fund allocated capital to the technology sector, small cap stocks and international markets (both developed and emerging markets). These allocations contributed to the Fund’s positive return. For most of the year, the Fund had allocations to several sectors at varying times so as to take advantage of this rotation.

The Fund also maintained a defensive cash position at different times throughout the year, recognizing that investor sentiment had reached optimistic levels (negative from a contrary point of view) and valuations remained high by any measure. Periodic allocations to cash during the year detracted from the Fund’s performance in comparison to the S&P 500.

However, it should be remembered that the Fund’s strategy is to participate in the market’s gains while at the same time maintaining the ability to preserve capital and potentially benefit from increased market volatility and more significant stock market declines. Generally, the Fund will capture a portion of the market’s advance while aiming to significantly outperform the averages during periods of weakness.

The Fund employs a tactical investment strategy, and as a result, the Fund occasionally maintains short positions in the portfolio to reflect that tactical view. In a year in which markets set new highs in virtually every asset class, sector and geography, the Fund’s short positions tended to detract from performance.

Additionally, the Fund regularly used derivative instruments such as options and futures during the year, and a meaningful portion of the Fund’s returns can be attributed to these instruments.

As previously mentioned, 2017 was a positive year for the general stock market. The Fund participated in about half of this rise, which is normal for the Fund’s strategy. The Fund’s long-term strategy is to make up lost ground during the bull phases by outperforming the market during intermediate corrections and larger stock market declines.

As the Fund’s investment team looks ahead to 2018, there are a number of factors within its “Four Pillar Process” that the team will be watching to indicate potential periods of market vulnerability:

Valuation—By any measure, current stock market valuations are historically high.

Monetary policy and credit spreads—Interest rates are currently stable and credit spreads remain narrow, providing a favorable environment for the market. Also, while the yield curve has narrowed, it does not present a problem until the yield curve inverts, at least this has been the case histor-

Fund Commentary and Performance (Unaudited)

Salient Tactical Plus Fund

As of December 31, 2017

ically. But, if interest rates begin to rise and credit spreads widen, monetary policy could quickly turn negative. These factors are potential negatives and should be watched, but they do not suggest a more meaningful stock market decline is likely at this point in time.

Investor sentiment—The stock market’s steady climb in 2017 had a meaningful impact on investor sentiment. The continuous rise created high levels of optimism, which, as previously mentioned, is negative from a contrary viewpoint. In addition, individual investor bullishness climbed to its highest level in several years by the end of 2017. Investor sentiment is therefore reaching levels that are often associated with corrective phases in the general market.

Momentum—Stock market momentum remained strong throughout 2017 and the rotational nature of the advance was positive. The investment team’s measures of stock market volume and breadth did not diverge from the market’s price movements. One potential negative is that the number of stocks moving above their 10- and 30-week moving averages has been declining at the same time that the major averages are making new highs. This divergence suggests that the market may be vulnerable to a correction in coming months.

Salient Tactical Plus Fund

Allocation of Portfolio Holdings

as of December 31, 2017

These allocations may not reflect the current or future position of the portfolio.

Hypothetical Growth of $1,000,000 Investment in the Fund

The chart above shows how a hypothetical investment of $1,000,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $1,000,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Salient Tactical Plus Fund(b)

	1 Year	5 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2017
Class A (with sales load)(c)	2.32%	5.24%	5.24%	12/31/12

Class A (without sales load)(d)	8.31%	6.43%	6.43%	12/31/12

Class C (with CDSC)(e)	6.49%	5.62%	5.62%	12/31/12

Class C (without CDSC)(f)	7.47%	5.62%	5.62%	12/31/12

Class I	8.54%	6.65%	6.65%	12/31/12

Class F	8.91%	6.99%	6.99%	12/31/12

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Returns with sales charge reflect the deduction of current maximum front-end sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge of 1.00%, which is applied to Class C shares. All returns reflect reinvestment of all dividend and capital gain distributions. The total annual gross and net operating expense ratios for the Fund based on the current Fund prospectus dated May 1, 2017, are as follows: Class A shares are 3.50% and 2.43%, respectively, Class C shares are 22.62% and 3.18%, respectively, Class I shares are 6.08% and 2.18%, respectively and Class F shares are 3.00% and 1.87%, respectively. The advisor has contractually agreed to waive fees and/or reimburse expenses to maintain the Fund’s total operating expenses at 2.05% for Class A, 2.80% for Class C, 1.80% for Class I and 1.49% for Class F shares, excluding certain expenses, until April 30, 2018. Additional information pertaining to the December 31, 2017, expense ratios can be found in the financial highlights. Returns do not reflect deduction of taxes a shareholder would pay on Fund distributions or sale of Fund shares.

Class A/C/I shares of the Fund commenced operations on December 15, 2014. The returns prior to that date are those of the predecessor fund’s Investor Class shares, which commenced operations on December 31, 2012. Performance for the period from December 31, 2012, to December 14, 2014, reflects the gross performance of the Investor Class shares of the predecessor fund adjusted to apply the fees and anticipated expenses of Class A/C/I shares of the Fund. All share classes of the Fund are invested in the same portfolio of securities and returns only differ to the extent that fees and expenses of the classes are different. In the reorganization, Investor Class and Institutional Class shares of the Broadmark Tactical Fund were exchanged for Class F shares of the Salient Tactical Plus Fund.

(c) Includes the effect of the maximum 5.50% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.salientfunds.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Fund Commentary and Performance (Unaudited)

Salient Trend Fund

As of December 31, 2017

For the year ended December 31, 2017, Salient Trend Fund’s Class I shares returned 6.02%, outperforming the Fund’s benchmark, the Barclay BTOP50 Index, which returned -0.93%.

2017 began with the Fund’s investment team expecting to see market movements driven by fiscal policy rather than monetary policy. Instead, despite the global political turmoil over the preceding year, a steady level of global growth occurred while volatility continued its decline to record lows. All major asset classes ended the year higher, as corporate profits continued to move upward, momentum in the JPMorgan Global Purchasing Managers’ Index increased and inflation remained relatively subdued. That said, the environment was challenging for managed futures, with negative performance for most of the year during a sustained equity bull market. While stocks continued to rally, strong equity risk diversifiers like commodities and sovereign debt struggled to gain momentum in the first half of the year, leading to large drags in performance. These assets started to rally in the second half of 2017 and, despite the volatility, the Fund ended the year with positive performance. Reflecting on the year’s performance, the investment team believes a moderate allocation to a managed futures strategy would have had a positive impact on the diversification of an overall portfolio.

For 2017, the Fund outperformed the Barclay BTOP50 Index by nearly 7%. The gains were predominantly due to the long-term component of the Fund’s trend-following strategy, particularly within the equity sleeve. Long-term trends may continue to offer the best potential to outperform and complement traditional markets going forward, as more than 200 years of empirical evidence has shown.

Investments in emerging markets equities, developed ex-U.S. equities and U.S. equities assets contributed to the Fund’s performance in 2017. The portfolio’s bullish positioning in emerging markets had the largest contribution to returns as asset prices rallied throughout 2017. The MSCI Emerging Markets Index gained 37.75% during the year, mainly owing to strength in Asia and select eastern European countries. Within the Fund’s portfolio, the allocation to China had the largest positive impact on performance. The model broadly increased its allocation to equities over the year, with the largest shift moving toward emerging assets.

Developed international equity returns were buoyed on the back of increased global growth and currency appreciation relative to the U.S. dollar. Here again, the Fund’s increasingly bullish positioning benefited performance, with the portfolio increasing its notional exposure by 37% over the year.

Additionally, the Fund maintained its bullish positioning toward U.S. equities and the strong performance across the market cap spectrum supported returns over the course of the year.

Detractors to the Fund’s performance in 2017 were agriculture and select sovereign debt asset classes. Agriculture assets had a volatile year, with outcomes ranging from a price rally of 11% in cotton to a decline of -22% in sugar and with many assets experiencing supply shocks. In this type of environment, most of the momentum signals in the Fund’s portfolio established positions that detracted from returns. The model increased the Fund’s bearish positioning over the year while selectively increasing exposure toward assets that began to experience positive momentum. Ultimately, it was unable to shield the Fund from the volatility in the asset class.

Positioning in sovereign debt also detracted from the Fund’s returns over the year. The French 10-Year Government Bond had the largest negative impact on returns; the model’s positioning was unable to capture its overall positive performance for the year because of price volatility. The Fund maintained its risk allocation to sovereign debt by increasing its bullish positioning by four times as asset prices rallied.

Under normal conditions, the Fund seeks to invest in derivatives whose performance is expected to correspond to the performance of the underlying asset classes without investing directly in those asset classes. Using derivatives allows the Fund to gain more exposure to the asset classes than investing in more traditional assets, such as stocks and bonds, would allow. In order to gain exposure to momentum, the Fund invested in both long and short futures contracts in 2017. During the year, the Fund purchased 55 futures contracts and one emerging market swap. Overall, the Fund’s return can be attributed entirely to derivatives.

Fund Commentary and Performance (Unaudited)

Salient Trend Fund

As of December 31, 2017

The high valuations across most markets today mean that future returns are likely to be lower than in the past, making it more critical than ever to maximize the return opportunity of your investments. Diversifying at an impactful level of volatility becomes critical and may offer a reliable way to achieve maximum benefits. The investment team generally expects more of the same from both monetary and fiscal policy in the coming year, but the level of the skepticism thereof poses specific challenges for investors. Rather than speculate on whether or which equity markets will move higher, we believe an unyielding focus on risk will help investors navigate the uncertainty to come. Specifically, we believe how much risk you take, where you take that risk and how you manage that risk over time will be the primary determinants of performance over the coming year. The Fund’s model is still subject to the risk that markets can chop up and down rather than trend for a sustained period, which we saw in commodity and sovereign debt markets during the first half of the year. However, the Fund was able to capture much of the positive momentum from investor sentiment around global growth. Regardless of the current environment, we still believe the Fund provides a dynamic tool for making tactical tilts that serve to benefit the overall portfolio over the long term.

See accompanying Notes to Financial Statements.	16

Salient Trend Fund

Allocation of Portfolio Holdings

as of December 31, 2017

These allocations may not reflect the current or future position of the portfolio.

Hypothetical Growth of $1,000,000 Investment in the Fund

The chart above shows how a hypothetical investment of $1,000,000 in the Fund at its inception would have performed versus an investment in the Fund’s benchmark index. The values indicate what $1,000,000 would have grown to over the time period indicated. The hypothetical example does not represent the returns of any particular investment.

Salient Trend Fund(b)

	1 Year	Since Inception	Inception Date
Average Annual Total Return for the period ended December 31, 2017
Class A (with sales load)(c)	0.08%	0.33%	03/28/13

Class A (without sales load)(d)	5.93%	1.53%	03/28/13

Class C (with CDSC)(e)	3.93%	0.75%	03/28/13

Class C (without CDSC)(f)	4.93%	0.75%	03/28/13

Class I	6.02%	2.96%	01/02/13

(a) The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

(b) Returns with sales charge reflect the deduction of current maximum front-end sales charge of 5.50% for Class A shares and the maximum contingent deferred sales charge of 1.00%, which is applied to Class C shares. All returns reflect reinvestment of all dividend and capital gain distributions. The total annual gross and net operating expense ratios for the Fund, based on the current Fund prospectus dated May 1, 2017, are as follows: Class A shares are 1.94% and 1.69%, respectively, Class C shares are 2.68% and 2.44%, respectively, and Class I shares are 1.69% and 1.44%, respectively. The advisor has contractually agreed to waive fees and/or reimburse expenses to maintain the Fund’s total operating expenses at 1.55% for Class A, 2.30% for Class C and 1.30% for Class I shares, excluding certain expenses, until April 30, 2018. Additional information pertaining to the December 31, 2017, expense ratios can be found in the financial highlights. Returns do not reflect the taxes that investors may pay on Fund distributions or the sale of Fund shares.

(c) Includes the effect of the maximum 5.50% sales charge.

(d) Excludes sales charge.

(e) Includes the 1.00% contingent deferred sales charge.

(f) Excludes the 1.00% contingent deferred sales charge.

The performance quoted represents past performance, does not guarantee future results and current performance may be lower or higher than the data quoted. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance data current to the most recent month-end may be obtained at www.salientfunds.com. Investment performance may reflect fee waivers in effect. In the absence of fee waivers, total return would be lower. Total return is based on NAV, assuming reinvestment of all distributions. Performance does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

Investment Disclosures (Unaudited)

Fund Risk Disclosures

There are risks involved with investing, including loss of principal. Past performance does not guarantee future results, share prices will fluctuate and you may have a gain or loss when you redeem shares.

Asset allocation does not assure profit or protect against risk.

Diversification does not assure profit or protect against risk.

Salient Adaptive Growth Fund

The Advisor relies heavily on quantitative models (both proprietary models and those supplied by third-party vendors) and information and data supplied by third-party vendors. Any decisions made in reliance on incorrect or incomplete models and data expose the Fund to potential risks.

The Advisor’s momentum strategy will have the effect of amplifying the Fund’s exposure to assets whose prices have been rising and lessening the Fund’s exposure to assets whose prices have been declining, which may result in more volatility than investments in a broader cross section of securities.

Investing in derivative instruments (such as options, futures, forwards or swaps) and commodity-linked investments can be riskier than traditional investments, and may be more volatile than investments in traditional securities. The value of commodity-linked investments may be affected by financial factors, political developments and natural disasters.

The primary risks of futures contracts are the possible lack of a liquid secondary market, losses caused by unanticipated market movements, the advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors, and counterparty default.

In addition, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet margin requirements. Trying to enhance investment returns by borrowing money or using other leverage tools magnifies both gains and losses, resulting in greater volatility.

Investments in foreign securities involve special risks not present in U.S. investments, such as currency fluctuations, lack of regulatory oversight and political developments. Investments in emerging markets are riskier than investments in more developed markets and are subject to risks related to currency, liquidity and volatility. These investments may be considered speculative. Investments in fixed-income securities generally are subject to an issuer’s credit risk and risks resulting from changes in the general level of interest rates.

Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund. Legislation could also negatively impact the amount and tax characterization of distributions received by the Fund’s shareholders.

This document does not constitute an offering of any security, product, service or fund, including the Fund, for which an offer can be made only by the Fund’s prospectus.

No fund is a complete investment program and you may lose money investing in a fund. The Fund may engage in other investment practices that may involve additional risks and you should review the Fund prospectus for a complete discussion.

Alternative strategies typically are subject to increased risk and loss of principal. Consequently, investments such as mutual funds that focus on alternative strategies are not suitable for all investors.

Salient MLP & Energy Infrastructure Fund

The Fund’s investments are concentrated in the energy infrastructure industry with an emphasis on securities issued by MLPs, which may increase price fluctuation. The value of commodity-linked investments such as the MLPs and energy infrastructure companies (including midstream MLPs and energy infrastructure companies) in which the Fund invests are subject to risks specific to the industry they serve, such as fluctuations in commodity

Investment Disclosures (Unaudited)

prices, reduced volumes of available natural gas or other energy commodities, slowdowns in new construction and acquisitions, a sustained reduced demand for crude oil, natural gas and refined petroleum products, depletion of the natural gas reserves or other commodities, changes in the macroeconomic or regulatory environment, environmental hazards, rising interest rates and threats of attack by terrorists on energy assets, each of which could affect the Fund’s profitability.

MLPs are subject to significant regulation and may be adversely affected by changes in the regulatory environment including the risk that an MLP could lose its tax status as a partnership. If an MLP were to be obligated to pay federal income tax on its income at the corporate tax rate, the amount of cash available for distribution would be reduced and such distributions received by the Fund would be taxed under federal income tax laws applicable to corporate dividends received (as dividend income, return of capital or capital gain).

In addition, investing in MLPs involves additional risks as compared to the risks of investing in common stock, including risks related to cash flow, dilution and voting rights. Such companies may trade less frequently than larger companies due to their smaller capitalizations, which may result in erratic price movement or difficulty in buying or selling.

Additional management fees and other expenses are associated with investing in MLP funds. The tax benefits received by an investor investing in the Fund differ from that of a direct investment in an MLP by an investor.

This document does not constitute an offering of any security, product, service or fund, including the Fund, for which an offer can be made only by the Fund’s prospectus.

No fund is a complete investment program and you may lose money investing in a fund. The Fund may engage in other investment practices that may involve additional risks and you should review the Fund prospectus for a complete description.

Salient Tactical Plus Fund

All securities investing and trading activities risk the loss of capital. No assurance can be given that the Fund’s investment activities will be successful or that the Fund’s shareholders will not suffer losses.

Equity securities may be subject to general movements in the stock market. The Fund may have exposure to or invest in equity securities of companies with small or medium capitalization, which involve certain risks that may differ from, or be greater than, those for larger companies, such as higher volatility, lower trading volume, lack of liquidity, fewer business lines and lack of public information.

The use of derivative instruments exposes the Fund to additional risks and transaction costs. These instruments come in many varieties and have a wide range of potential risks and rewards, and may include futures contracts, options on futures contracts, options (both written and purchased), swaps and swaptions. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate perfectly with the overall securities markets. Derivatives also provide the economic effect of financial leverage by creating additional investment exposure, as well as the potential for greater loss.

The Fund may take a short position in a derivative instrument, such as a future, forward or swap. A short position on a derivative instrument involves the risk of a theoretically unlimited increase in the value of the underlying instrument. The Fund may also from time to time sell securities short, which involves borrowing and selling a security and covering such borrowed security through a later purchase. A short sale creates the risk of an unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position.

The Fund invests in exchange-traded funds (ETFs) and in options on ETFs, exposing it to the risks associated with the investments held by such ETFs. The value of any investment in an ETF will fluctuate according to the performance of that ETF. In addition, the Fund will indirectly bear a proportionate share of expenses paid by each ETF in which the Fund invests. Further, individual shares of an ETF may be purchased and sold only on a national securities exchange through a broker-dealer. ETF shares trade at market prices rather than net asset value (“NAV”) and shares may

Investment Disclosures (Unaudited)

trade at a price greater than NAV (a premium) or less than NAV (a discount). The market price of an ETF’s shares, like the price of any exchange-traded security, includes a “bid-ask spread” charged by the exchange specialists, market makers or other participants that trade the particular security.

The Fund invests in fixed-income securities, which are generally subject to credit risk and interest rate risk. Credit risk refers to the possibility that the issuer of a security will be unable to make interest payments and/or repay the principal on its debt. Interest rate risk refers to fluctuations in the value of a fixed-income security resulting from changes in the general level of interest rates. When the general level of interest rates goes up, the prices of most fixed-income securities go down. When the general level of interest rates goes down, the prices of most fixed-income securities go up.

The Fund may make foreign investments, which often involve special risks not present in U.S. investments that can increase the chances that the Fund will lose money.

To the extent that the Fund makes investments on a shorter-term basis, the Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions.

This document does not constitute an offering of any security, product, service or fund, including the Fund, for which an offer can be made only by the Fund’s prospectus.

No fund is a complete investment program and you may lose money investing in a fund. The Fund may engage in other investment practices that may involve additional risks and you should review the Fund prospectus for a complete description.

Salient Trend Fund

The Advisor constructs a portfolio in which it attempts to balance the risk contribution of the risk premia or investment strategies in which it directly invests or gains exposure to. There can be no assurance that employing this investment approach will achieve any particular return or reduce volatility or potential loss.

The Advisor relies heavily on quantitative models (both proprietary models and those supplied by third party vendors) and information and data supplied by third-party vendors. Any decisions made in reliance on incorrect or incomplete models and data expose the Fund to potential risks.

The Advisor’s momentum strategy will have the effect of amplifying the Fund’s exposure to assets whose prices have been rising and lessening the Fund’s exposure to assets whose prices have been declining, which may result in more volatility than investments in a broader cross section of securities.

Investing in derivative instruments (such as options, futures, forwards or swaps) and commodity-linked investments can be riskier than traditional investments, and may be more volatile than investments in traditional securities. The value of commodity-linked investments may be affected by financial factors, political developments and natural disasters. The primary risks of futures contracts are the possible lack of a liquid secondary market, losses caused by unanticipated market movements, the Advisor’s inability to predict correctly the direction of securities prices, interest rates, currency exchange rates and other economic factors, and counterparty default.

In addition, if the Fund has insufficient cash, it may be required to sell portfolio securities to meet margin requirements. Trying to enhance investment returns by borrowing money or using other leverage tools magnifies both gains and losses, resulting in greater volatility.

Investments in foreign securities involve special risks not present in U.S. investments, such as currency fluctuations, lack of regulatory oversight and political developments. Investments in emerging markets are riskier than investment in more developed markets and are subject to risks related to currency, liquidity and volatility. These investments may be considered speculative. Investments in fixed-income securities generally are subject to an issuer’s credit risk and risks resulting from changes in the general level of interest rates.

Changes in tax laws or regulations, or interpretations thereof in the future, could adversely affect the Fund. Legislation could also negatively impact the amount and tax characterization of distributions received by the Fund’s shareholders.

Investment Disclosures (Unaudited)

The Fund may engage in other investment practices that may involve additional risks and you should review the Fund’s prospectus for a complete discussion.

This presentation does not constitute an offering of any security, product, service or fund, including the Fund, for which an offer can be made only by the Fund’s Prospectus.

No fund is a complete investment program and you may lose money investing in a fund. The Fund may engage in other investment practices that may involve additional risks and you should review the Fund prospectus for a complete description.

Fund Benchmark Definitions

Alerian MLP Index is the leading gauge of large- and mid-cap energy master limited partnerships (MLPs). The float-adjusted, capitalization-weighted index includes some of the most prominent companies and captures approximately 75% of available market capitalization.

Barclay BTOP50 Index seeks to replicate the overall composition of the managed futures industry with regard to trading style and overall market exposure. To be included in the index, the trading advisors must be open for investment, be willing to provide daily returns, have at least two years of trading activity and have at least three years of operating history.

Bloomberg Barclays U.S. Aggregate Bond Index represents securities that are U.S. domestic, taxable and dollar denominated. The index covers the U.S. investment-grade, fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

MSCI ACWI (All Country World Index) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

S&P 500 Index is an unmanaged index of 500 common stocks chosen to reflect the industries in the U.S. economy.

One cannot invest directly in an index.

Definition of Terms

Basis point (bps) is a unit of measure that is equal to 1/100th of 1% and used to denote a change in the value or rate of a financial instrument.

Canadian 10-Year Government Bond is a debt security issued by the Canadian government with a term of no more than 10 years.

Cash flow is a revenue or expense stream that changes a cash account over a given period.

Covered call options is an options strategy in which an investor holds a long position in an asset and then sells call options on that same asset in an attempt to generate increased income from the asset.

Credit default swap is a type of contract that offers a guarantee against the nonpayment of a loan by transferring the credit exposure of fixed-income products from the holder of the security to the seller of the swap.

Credit spread is the spread between Treasury securities and non-Treasury securities that are identical in all respects except for quality rating.

Currency hedge is a financial contract used to protect against unexpected, expected or anticipated changes in currency exchange rates.

Debt-to-EBITDA is a measure of a company’s ability to pay off its incurred debt.

Derivative is a security whose price is dependent upon or derived from one or more underlying assets.

Investment Disclosures (Unaudited)

EBITDA (Earnings Before Interest, Taxes, Depreciation and Amortization) is a standard measure of profitability and reflects a company’s financial health.

French 10-Year Government Bond is a debt security issued by the French government with a term of no more than 10 years.

Futures are financial contracts that obligate the buyer to purchase an asset (or the seller to sell an asset), such as a physical commodity or a financial instrument, at a predetermined future date and price.

Incentive distribution rights give a limited partnership’s general partner an increasing share in the incremental distributable cash flow the partnership generates.

JPMorgan Global Purchasing Managers’ Index is a composite index that measures global output, employment, new business, backlogs and prices across the global manufacturing and services sectors of 32 of the world’s top economies, including the U.S., Japan, Germany, France and China, which together account for over 85% of global GDP.

Leverage is the use of various financial instruments or borrowed capital, such as margin, to increase the potential return of an investment.

Managed futures are a type of alternative investment. Managed futures accounts can take both long and short positions in futures contracts and options on futures contracts in the global commodity, interest rate, equity and currency markets.

Market breadth is a ratio that compares the total number of rising stocks to the total number of falling stocks.

Momentum is the rate of acceleration of a security’s price or volume.

MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets.

Notional value is the total value of a leveraged position’s assets.

Swap refers to the exchange of one security for another to change the maturity (bonds), quality of issues (stocks or bonds) or because investment objectives have changed.

Swaption (swap option) is the option to enter into an interest rate swap or some other type of swap. In exchange for an option premium, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date.

Valuation is the process of determining the value of an asset or company based on earnings and the market value of assets.

Volatility is a statistical measure of the dispersion of returns for a given security or market index.

Volume is the number of shares or contracts traded in a security or an entire market during a given period of time.

Yield curve is a line that plots the interest rates, at a set point in time, of bonds having equal credit quality but differing maturity dates.

Disclosure of Fund Expenses (Unaudited)

For the Year Ended December 31, 2017

As a shareholder of the Salient Funds, you incur two types of costs: (1) transaction costs, including applicable sales charges (loads) on purchases, redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and service (12b-1) fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period July 1, 2017 through December 31, 2017.

Actual Expenses

The first line for each share class of each Fund in the table provides information about actual account values and actual expenses. You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The second line for each share class of each Fund in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line for each share class of each Fund within the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If these transactional costs were included, your costs would have been higher.

Salient Adaptive Growth Fund	Beginning Account Value 07/01/17	Ending Account Value 12/31/17	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/17 – 12/31/17
Class A
Actual	$1,000.00	$1,115.90	1.68%	$8.96

Hypothetical	$1,000.00	$1,016.74	1.68%	$8.54
Class C
Actual	$1,000.00	$1,111.60	2.43%	$12.93

Hypothetical	$1,000.00	$1,012.96	2.43%	$12.33
Class I
Actual	$1,000.00	$1,116.90	1.43%	$7.63

Hypothetical	$1,000.00	$1,018.00	1.43%	$7.27
Salient MLP & Energy Infrastructure Fund
Class A
Actual	$1,000.00	$1,006.80	1.38%	$6.98

Hypothetical	$1,000.00	$1,018.25	1.38%	$7.02
Class C
Actual	$1,000.00	$1,002.00	2.15%	$10.85

Hypothetical	$1,000.00	$1,014.37	2.15%	$10.92
Class I
Actual	$1,000.00	$1,006.70	1.17%	$5.92

Hypothetical	$1,000.00	$1,019.31	1.17%	$5.96

Disclosure of Fund Expenses (Unaudited)

For the Year Ended December 31, 2017

Salient MLP & Energy Infrastructure Fund	Beginning Account Value 07/01/17	Ending Account Value 12/31/17	Expense Ratios(a)	Expenses Paid During Period(b) 07/01/17 – 12/31/17
Class R6
Actual	$1,000.00	$1,007.20	1.10%	$5.57

Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60
Salient Tactical Plus Fund
Class A
Actual	$1,000.00	$1,083.10	2.05%	$10.76

Hypothetical	$1,000.00	$1,014.87	2.05%	$10.41
Class C
Actual	$1,000.00	$1,078.60	2.80%	$14.67

Hypothetical	$1,000.00	$1,011.09	2.80%	$14.19
Class I
Actual	$1,000.00	$1,084.50	1.80%	$9.46

Hypothetical	$1,000.00	$1,016.13	1.80%	$9.15
Class F
Actual	$1,000.00	$1,086.30	1.49%	$7.84

Hypothetical	$1,000.00	$1,017.69	1.49%	$7.58
Salient Trend Fund
Class A
Actual	$1,000.00	$1,020.80	1.81%	$9.22

Hypothetical	$1,000.00	$1,016.08	1.81%	$9.20
Class C
Actual	$1,000.00	$1,015.50	2.54%	$12.90

Hypothetical	$1,000.00	$1,012.40	2.54%	$12.88
Class I
Actual	$1,000.00	$1,021.70	1.53%	$7.80

Hypothetical	$1,000.00	$1,017.49	1.53%	$7.78

(a) Annualized, based on the Fund’s most recent fiscal half year expenses.

(b) Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account values over the period, multiplied by the number of days in the most recent fiscal half year (184), then divided by 365.

Consolidated Schedule of Investments (See Note 11)

Salient Adaptive Growth Fund

December 31, 2017

	Shares	Value (See Note 2)
Common Stocks—24.6%
Consumer, Non-cyclical—24.6%
United States—24.6%
Johnson & Johnson	84,626	$11,823,945

Total Common Stocks (Cost $11,998,274)		11,823,945

Purchased Swaptions—21.1%
Total Purchased Swaptions (Cost $9,606,859)		10,139,816

Total Investments—45.7% (Cost $21,605,133)		21,963,761
Other Assets and Liabilities(a)—54.3%		26,097,754

Total Net Assets—100.0%		$48,061,515

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(a) Includes cash which is being held as collateral for futures contracts.

Futures Contracts Purchased:

Description	Contracts	Expiration Date	Notional Value	Value and Unrealized Appreciation/ (Depreciation)
10 Year Australia Treasury Bond	134	March 2018	$13,503,919	$(87,639)
10 Year Canada Bond	55	March 2018	5,897,295	(82,786)
10 Year U.S. Treasury Note	69	March 2018	8,559,234	(50,600)
Aluminum*	24	February 2018	1,360,050	138,073
Amsterdam Exchanges Index	18	January 2018	2,351,947	(28,685)
ASX SPI 200 Index	3	March 2018	352,283	(10)
Brent Crude*	50	January 2018	3,343,500	192,311
CAC 40 10 Euro	60	January 2018	3,823,084	(64,514)
Copper*	27	March 2018	2,227,837	86,893
Cotton No.2*	17	March 2018	668,355	50,848
E-Mini S&P® 500	13	March 2018	1,739,400	5,362
E-Mini S&P® Midcap 400	17	March 2018	3,234,080	24,737
Euro-Bund	41	March 2018	7,953,667	(66,368)
Euro-OAT	107	March 2018	19,922,634	(254,324)
FTSE 100 Index	28	March 2018	2,887,487	70,439
FTSE/JSE Top 40 Index	28	March 2018	1,203,372	24,678
Gasoline RBOB*	5	January 2018	377,118	14,886
Gold 100 Oz*	40	February 2018	5,237,200	118,907
Hang Seng China Enterprises Index	32	January 2018	2,402,196	(1,780)
Hang Seng Index	9	January 2018	1,724,928	10,562
IBEX 35 Index	20	January 2018	2,404,693	(53,633)
KOSPI 200 Index	35	March 2018	2,665,744	31,950
Lead*	5	February 2018	310,656	(4,059)
Lean Hogs*	12	February 2018	344,520	(421)
Live Cattle*	30	February 2018	1,458,600	(105,476)
Long Gilt	106	March 2018	17,912,397	108,029
Low Sulphur Gas Oil*	17	February 2018	1,022,975	74,794

See accompanying Notes to Financial Statements.	26

Consolidated Schedule of Investments (See Note 11)

Salient Adaptive Growth Fund

December 31, 2017

Description	Contracts	Expiration Date	Notional Value	Value and Unrealized Appreciation/ (Depreciation)
MSCI Taiwan Stock Index	57	January 2018	$2,240,100	$48,452
Natural Gas*	19	January 2018	561,070	(7,078)
Nickel*	9	February 2018	687,852	89,697
NY Harbour ULSD*	8	January 2018	694,882	47,906
Russell 2000 Mini Index	52	March 2018	3,994,900	13,004
S&P/Toronto Stock Exchange 60 Index	3	March 2018	456,993	1,153
SGX MSCI Singapore Index	27	January 2018	783,483	4,388
SGX Nifty 50 Index	83	January 2018	1,752,711	(1,474)
Silver*	11	March 2018	942,975	34,075
Soybean Meal*	24	March 2018	760,320	(30,799)
Wheat*	15	March 2018	320,250	(12,956)
Zinc*	11	February 2018	915,338	45,503

			$129,000,045	$384,045

Futures Contracts Sold:

Description	Contracts	Expiration Date	Notional Value	Value and Unrealized Appreciation/ (Depreciation)
Cocoa*	2	March 2018	$37,840	$(786)
Coffee ‘C’*	1	March 2018	47,325	1,872
Soybean Oil*	10	March 2018	199,560	2,041
Sugar#11*	1	March 2018	16,979	(406)
WTI Crude Oil*	2	January 2018	120,840	(5,746)

			$422,544	$(3,025)

* All or a portion of these investments are held by Salient Adaptive Growth Offshore Fund Ltd. (the “Adaptive Growth Subsidiary”).

Equity Swap Agreements—Long Positions:

Counterparty	Floating Rate Index^	Fixed Rate		Maturity Date	Notional Value	Value and Unrealized Appreciation/ (Depreciation)
Goldman Sachs International	Sao Paulo Stock Exchange Index (Bovespa)	N/A	*	February 2018	$1,969,086	$70,832

^ Fund pays or receives a payment based on the change in market appreciation/depreciation of the listed floating rate index and such payment is settled when the positions are fully, and/or partially closed.

* Fund pays an upfront commission of 0.07% of notional value when entering into equity swap agreement.

See accompanying Notes to Financial Statements.	27

Consolidated Schedule of Investments (See Note 11)

Salient Adaptive Growth Fund

December 31, 2017

Total Return Swap Agreements:

Counterparty	Reference Obligation	Fund Pays	Fund Receives	Maturity Date	Notional Value	Value and Unrealized Appreciation/ (Depreciation)
Goldman Sachs International	Johnson & Johnson	Total Return	1M US LIBOR + 1.45%	January 2018	$11,823,945	$174,329

Over-The-Counter Purchased Swaptions:

Description	Counterparty	Put/Call	Exercise Price/Rate		Expiration Date	Notional Value (Local Currency)	Premium	Value	Unrealized Appreciation/ (Depreciation)
The Markit CDX North America High Yield Index	Goldman Sachs International	Call	80^		January 2018	$8,000,000	$2,151,360	$2,242,297	$90,937
The Markit CDX North America Investment Grade Index	Goldman Sachs International	Call	2.5	%^^	January 2018	$29,000,000	2,440,350	2,541,560	101,210
The Markit i’Traxx Europe Index	Goldman Sachs International	Call	2.5	%^^	January 2018	€26,000,000	2,706,709	2,939,672	232,963
The Markit i’Traxx Europe Crossover Index	Goldman Sachs International	Call	10.0	%^^	January 2018	€7,000,000	2,308,440	2,416,287	107,847

							$9,606,859	$10,139,816	$532,957

^ Indicates Exercise Price.

^^ Indicates Exercise Rate.

Forward Foreign Currency Exchange Contracts:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Unrealized Appreciation/ (Depreciation)
Currency Sold:
Euro	Goldman Sachs International	January 2018	4,300,000	$5,080,097	$5,163,937	$(83,840)

				$5,080,097	$5,163,937	$(83,840)

See accompanying Notes to Financial Statements.	28

Schedule of Investments (See Note 11)

Salient MLP & Energy Infrastructure Fund

December 31, 2017

	Shares	Value (See Note 2)
Master Limited Partnerships and Related Companies—100.4%
Gathering & Processing—15.7%
United States—15.7%
Antero Midstream Partners LP(a)	739,466	$21,474,093
EnLink Midstream LLC	3,627,272	63,839,987
Noble Midstream Partners LP(a)	100,800	5,040,000
Rice Midstream Partners LP(a)(b)	705,432	15,145,625
Targa Resources Corp.	1,685,953	81,633,844
Western Gas Equity Partners LP(a)	521,276	19,370,616

		206,504,165

Liquids Transportation & Storage—29.4%
Canada—6.4%
Enbridge, Inc.	1,325,611	51,844,646
TransCanada Corp.	648,745	31,554,957

		83,399,603

United States—23.0%
Andeavor Logistics LP(a)	229,686	10,609,196
BP Midstream Partners LP(a)	349,468	7,188,557
Enbridge Energy Management LLC(a)(c)	4,352,966	58,286,215
Genesis Energy LP(a)	777,085	17,367,850
Marathon Petroleum Corp.	223,720	14,761,046
MPLX LP(a)	365,541	12,965,739
NGL Energy Partners LP(a)(b)	596,536	8,381,331
Phillips 66 Partners LP(a)	200,086	10,474,502
Plains GP Holdings LP, Class A(a)(b)	2,882,339	63,267,341
SemGroup Corp., Class A	2,464,305	74,422,011
Shell Midstream Partners LP(a)	828,110	24,694,240

		302,418,028

Marine Midstream—0.7%
Republic of the Marshall Islands—0.7%
Golar LNG Partners LP(b)	409,390	9,334,092

Natural Gas Pipelines & Storage—41.4%
Canada—3.3%
Pembina Pipeline Corp.	474,946	17,183,546
Pembina Pipeline Corp. (CAD)	731,450	26,482,331

		43,665,877

United States—38.1%
Energy Transfer Equity LP(a)	1,336,828	23,073,652
Energy Transfer Partners LP(a)	2,697,860	48,345,651
Enterprise Products Partners LP(a)	1,527,806	40,502,137
EQT Midstream Partners LP(a)	151,451	11,071,068
Kinder Morgan, Inc.	4,518,847	81,655,566
ONEOK, Inc.	1,748,900	93,478,705
Tallgrass Energy GP LP(a)	3,104,553	79,911,194

See accompanying Notes to Financial Statements.	29

Schedule of Investments (See Note 11)

Salient MLP & Energy Infrastructure Fund

December 31, 2017

	Shares	Value (See Note 2)
Tallgrass Energy Partners LP(a)	471,172	$21,603,236
Williams Cos., Inc.	3,278,872	99,972,807

		499,614,016

Other Energy & Infrastructure—11.0%
Great Britain—0.8%
BP PLC, Sponsored ADR	244,121	10,260,406

United States—10.2%
Macquarie Infrastructure Corp.	1,171,646	75,219,673
NextEra Energy Partners LP(a)	792,546	34,166,658
NRG Yield, Inc., Class A(a)	687,642	12,962,052
NRG Yield, Inc., Class C(a)	608,605	11,502,634

		133,851,017

Refined Products—2.2%
United States—2.2%
Magellan Midstream Partners LP(a)	404,179	28,672,458
Total Master Limited Partnerships and Related Companies (Cost $1,318,023,200)		1,317,719,662

Total Investments—100.4% (Cost $1,318,023,200)		1,317,719,662
Other Assets and Liabilities—(0.4)%		(5,118,619)

Total Net Assets—100.0%		$1,312,601,043

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(a) Non-income producing security.

(b) All or a portion of this security is held as collateral for the written call options. As of December 31, 2017, the total fair value of securities held as collateral for the written call options is $43,759,287.

(c) Distributions are paid-in-kind.

Written Call Options:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Value	Value	Unrealized Appreciation/ (Depreciation)
Golar LNG Partners LP	Morgan Stanley	$22.5	January 2018	2,046	$4,664,880	$(138,105)	$(37,497)
Golar LNG Partners LP	Morgan Stanley	$25	May 2018	818	1,865,040	(34,765)	(6,784)
NGL Energy Partners LP	Morgan Stanley	$15	January 2018	5,045	7,088,225	(100,900)	74,532
Plains GP Holdings LP	Morgan Stanley	$22	January 2018	11,662	25,598,090	(641,410)	(300,789)
Rice Midstream Partners LP	Morgan Stanley	$22.5	January 2018	2,116	4,543,052	(63,480)	(22,836)

					$43,759,287	$(978,660)	$(293,374)

See accompanying Notes to Financial Statements.	30

Schedule of Investments (See Note 11)

Salient MLP & Energy Infrastructure Fund

December 31, 2017

Allocation of Portfolio Holdings:

Salient MLP & Energy Infrastructure Fund invested in securities with exposure to the following countries as of December 31, 2017:

	Value	% of Total Investments
United States	$1,171,059,684	88.9%
Canada	127,065,480	9.6%
Great Britain	10,260,406	0.8%
Republic of the Marshall Islands	9,334,092	0.7%

	$1,317,719,662	100.0%

See accompanying Notes to Financial Statements.	31

Schedule of Investments (See Note 11)

Salient Tactical Plus Fund

December 31, 2017

	Contracts/ Shares	Value (See Note 2)
Exchange-Traded Funds—24.4%
United States—24.4%
Financial Select Sector SPDR® Fund	53,009	$1,479,481
iShares® MSCI Brazil Capped ETF	37,154	1,502,880
Materials Select Sector SPDR® Fund	24,532	1,484,922
VanEck Vectors® Gold Miners ETF	127,467	2,962,333

Total Exchange-Traded Funds (Cost $7,423,091)		7,429,616

Purchased Call Options—0.3%
Potash Corp. of Saskatchewan	820	28,700
The Mosaic Co.	930	29,295
VanEck Vectors® Gold Miners ETF	405	48,397

Total Purchased Call Options (Cost $88,562)		106,392

Purchased Put Options—0.2%
E-Mini S&P® 500	80	47,600
E-Mini S&P® 500	80	22,800

Total Purchased Put Options (Cost $42,560)		70,400

Money Market Fund—75.3%
United States—75.3%
Fidelity Prime Money Market Portfolio, 1.17%(a)	22,953,840	22,953,840

Total Money Market Fund (Cost $22,953,840)		22,953,840

Total Investments—100.2% (Cost $30,508,053)		30,560,248
Other Assets and Liabilities—(0.2)%		(75,136)

Total Net Assets—100.0%		$30,485,112

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(a) The rate shown is the 7-day effective as of December 31, 2017.

Purchased Call Options:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Value	Value	Unrealized Appreciation/ (Depreciation)
The Mosaic Co.	Morgan Stanley	$28	February 2018	930	$2,386,380	$29,295	$(699)
Potash Corp. of Saskatchewan	Morgan Stanley	$22	February 2018	820	1,694,120	28,700	524
VanEck Vectors® Gold Miners ETF	Morgan Stanley	$23	March 2018	405	941,220	48,397	18,005

					$5,021,720	$106,392	$17,830

Purchased Put Options:

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Value	Value	Unrealized Appreciation/ (Depreciation)
E-Mini S&P® 500	Citigroup	$2,660	January 2018	80	$10,694,440	$22,800	$6,420
E-Mini S&P® 500	Citigroup	$2,680	January 2018	80	10,694,440	47,600	21,420

					$21,388,880	$70,400	$27,840

See accompanying Notes to Financial Statements.	32

Schedule of Investments (See Note 11)

Salient Tactical Plus Fund

December 31, 2017

Futures Contracts Purchased:

Description	Contracts	Expiration Date	Notional Value	Value and Unrealized Appreciation/ (Depreciation)
E-Mini NASDAQ 100	30	March 2018	$3,845,250	$(8,230)
E-Mini S&P® 500	110	March 2018	14,718,000	(31,047)
E-Mini S&P® Midcap 400	20	March 2018	3,804,800	(11,607)
MSCI Emerging Markets Index	129	March 2018	7,505,865	(358)

			$29,873,915	$(51,242)

Salient Tactical Plus Fund invested in the following asset categories as of December 31, 2017:

	Value	% of Total Investments
Money Market Fund	$22,953,840	75.1%
Exchange-Traded Funds	7,429,616	24.3%
Purchased Call Options	106,392	0.4%
Purchased Put Options	70,400	0.2%

	$30,560,248	100.0%

Salient Tactical Plus Fund invested in securities with exposure to the following countries as of December 31, 2017:

	Value	% of Total Investments
United States	$30,531,548	99.9%
Canada	28,700	0.1%

	$30,560,248	100.0%

See accompanying Notes to Financial Statements.	33

Consolidated Schedule of Investments (See Note 11)

Salient Trend Fund

December 31, 2017

Other Assets and Liabilities(a)—100.0%	$17,910,992

Total Net Assets—100.0%	$17,910,992

All percentages disclosed are calculated by dividing the indicated amounts by net assets.

(a) Includes cash which is being held as collateral for futures and swap contracts.

Futures Contracts Purchased:

Description	Contracts	Expiration Date	Notional Value	Value and Unrealized Appreciation/ (Depreciation)
10 Year Australia Treasury Bond	69	March 2018	$6,953,510	$(44,957)
10 Year Japan Government Bond	9	March 2018	12,043,665	(5,507)
10 Year U.S. Treasury Note	70	March 2018	8,683,281	(46,119)
Aluminum*	21	February 2018	1,190,044	93,298
Amsterdam Exchanges Index	7	January 2018	914,646	(9,436)
ASX SPI 200 Index	12	March 2018	1,409,132	(39)
Brent Crude*	13	January 2018	869,310	44,618
CAC 40 10 Euro	30	January 2018	1,911,542	(32,729)
Copper*	12	March 2018	990,150	39,282
Cotton No.2*	37	March 2018	1,454,655	104,348
E-Mini NASDAQ 100	10	March 2018	1,281,750	(765)
E-Mini S&P® 500	7	March 2018	936,600	2,887
E-Mini S&P® Midcap 400	9	March 2018	1,712,160	9,068
Euro-BTP	14	March 2018	2,286,868	(56,925)
Euro-Bund	38	March 2018	7,371,691	(56,477)
Euro-OAT	33	March 2018	6,144,364	(77,183)
FTSE 100 Index	13	March 2018	1,340,619	30,301
FTSE China A50 Index	97	January 2018	1,284,523	(16,678)
FTSE/JSE Top 40 Index	23	March 2018	988,484	20,271
FTSE/MIB Index	9	March 2018	1,174,732	(36,496)
Gasoline RBOB*	13	January 2018	980,507	34,182
German Stock Index	2	March 2018	774,504	(14,330)
Gold 100 Oz*	15	February 2018	1,963,950	39,710
Hang Seng China Enterprises Index	5	January 2018	375,343	(286)
Hang Seng Index	8	January 2018	1,533,269	9,383
IBEX 35 Index	2	January 2018	240,469	(5,363)
KOSPI 200 Index	19	March 2018	1,447,118	17,367
Lead*	15	February 2018	931,969	(11,539)
Live Cattle*	27	February 2018	1,312,740	(62,473)
Long Gilt	32	March 2018	5,407,516	32,612
Low Sulphur Gas Oil*	17	February 2018	1,022,975	73,194
MSCI Taiwan Stock Index	19	January 2018	746,700	16,139
Nickel*	9	February 2018	687,852	84,939
NY Harbour ULSD*	10	January 2018	868,602	63,017
OMXS 30 Index	38	January 2018	729,255	(18,855)
Russell 2000 Mini Index	17	March 2018	1,306,025	4,900
S&P/Toronto Stock Exchange 60 Index	12	March 2018	1,827,971	4,500

See accompanying Notes to Financial Statements.	34

Consolidated Schedule of Investments (See Note 11)

Salient Trend Fund

December 31, 2017

Description	Contracts	Expiration Date	Notional Value	Value and Unrealized Appreciation/ (Depreciation)
SGX MSCI Singapore Index	50	January 2018	$1,450,895	$8,127
SGX Nifty 50 Index	63	January 2018	1,330,371	(860)
Soybean Meal*	19	March 2018	601,920	(13,609)
Tokyo Price Index	8	March 2018	1,290,082	23,881
WTI Crude Oil*	3	January 2018	181,260	8,502
Zinc*	10	February 2018	832,125	40,120

			$88,785,144	$294,020

Futures Contracts Sold:

Description	Contracts	Expiration Date	Notional Value	Value and Unrealized Appreciation/ (Depreciation)
10 Year Canada Bond	9	March 2018	$965,012	$1,380
10 Year Korea Bond	123	March 2018	14,005,604	47,938
Cocoa*	65	March 2018	1,229,800	92,485
Coffee ‘C’*	31	March 2018	1,467,075	36,727
Corn*	98	March 2018	1,718,675	34,763
Lean Hogs*	7	February 2018	200,970	(5,863)
Natural Gas*	37	January 2018	1,092,610	(47,727)
Silver*	20	March 2018	1,714,500	(90,528)
Soybean*	48	March 2018	2,308,200	84,623
Soybean Oil*	112	March 2018	2,235,072	17,704
Sugar#11*	49	March 2018	831,981	(27,102)
Wheat*	59	March 2018	1,259,650	45,478

			$29,029,149	$189,878

* All or a portion of these investments are held by Salient Trend Offshore Fund Ltd. (the “Trend Subsidiary”).

Equity Swap Agreements—Long Positions:

Counterparty	Floating Rate Index^	Fixed Rate		Maturity Date	Notional Value	Value and Unrealized Appreciation/ (Depreciation)
Goldman Sachs International	Sao Paulo Stock Exchange Index (Bovespa)	N/A	*	February 2018	$648,640	$23,333

^ Fund pays or receives a payment based on the change in market appreciation/depreciation of the listed floating rate index and such payment is settled when the positions are fully, and/or partially closed.

* Fund pays an upfront commission of 0.07% of notional value when entering into equity swap agreement.

See accompanying Notes to Financial Statements.	35

Statements of Assets and Liabilities

December 31, 2017

	Salient Adaptive Growth Fund (Consolidated)	Salient MLP & Energy Infrastructure Fund	Salient Tactical Plus Fund	Salient Trend Fund (Consolidated)
Assets:
Investments, at value	$21,963,761	$1,317,719,662	$30,560,248	$—
Cash	21,704,233	9,605,289	—	14,343,758
Foreign currencies(a)	468,524	—	—	—
Deposit with brokers for futures contracts	3,985,351	—	668,492	3,378,103
Deposit with brokers for options	—	40,748	105,256	—
Segregated cash for collateral for swap agreements	—	—	—	270,000
Unrealized gain on swap agreements	245,161	—	—	23,333
Interest and dividends receivable	10,906	421,055	25,416	37
Receivable for shares sold	232,317	4,598,073	773,465	—
Receivable for investments sold	—	1,263,408	4,391,078	—
Variation margin on futures contracts	83,667	—	—	—
Receivable from Advisor	—	—	—	5,792
Prepaids and other assets	19,968	95,573	32,133	26,714

Total Assets	48,713,888	1,333,743,808	36,556,088	18,047,737

Liabilities:
Written options, at value(b)	—	978,660	—	—
Payable for shares redeemed	495,374	17,419,829	—	1,478
Payable for investments purchased	—	—	5,943,017	—
Variation margin on futures contracts	—	—	73,172	85,007
Unrealized depreciation on forward foreign currency exchange contracts	83,840	—	—	—
Payable to advisor	12,261	1,055,498	6,719	—
Payable for distribution and service fees	1,785	99,847	2,575	273
Deferred tax liability	—	953,735	—	—
Accrued expenses and other liabilities	59,113	635,196	45,493	49,987

Total Liabilities	652,373	21,142,765	6,070,976	136,745

Net Assets	$48,061,515	$1,312,601,043	$30,485,112	$17,910,992

Net Assets Consist of:
Paid-in capital	$46,056,630	$1,853,497,309	$30,164,809	$20,131,625
Accumulated net investment income/(loss)	28,411	(110,290,288)	(177,674)	—
Accumulated net realized gain/(loss)	1,015,142	(429,055,346)	497,024	(2,786,207)
Net unrealized appreciation/(depreciation)	961,332	(1,550,632)	953	565,574

Total Net Assets	$48,061,515	$1,312,601,043	$30,485,112	$17,910,992

Investments, At Cost	21,605,133	1,318,023,200	30,508,053	—

See accompanying Notes to Financial Statements.	36

Statements of Assets and Liabilities

December 31, 2017

	Salient Adaptive Growth Fund (Consolidated) (continued)	Salient MLP & Energy Infrastructure Fund (continued)	Salient Tactical Plus Fund (continued)	Salient Trend Fund (Consolidated) (continued)
Pricing of Shares
Class A Shares:
Net Assets	$1,390,590	$157,412,649	$8,858,435	$741,154
Shares Outstanding	195,253	19,254,786	777,016	87,094
Net Asset Value, Offering Price and Redemption Price	$7.12	$8.18	$11.40	$8.51
Maximum offering price per share(c)	$7.53	$8.66	$12.06	$9.01
Class C Shares:
Net Assets	$1,715,728	$74,861,568	$868,186	$125,223
Shares Outstanding	253,381	9,212,145	78,226	14,802
Net Asset Value, Offering Price and Redemption Price	$6.77	$8.13	$11.10	$8.46
Class F Shares:
Net Assets	—	—	$18,510,548	—
Shares Outstanding	—	—	1,595,882	—
Net Asset Value, Offering Price and Redemption Price	$—	$—	$11.60	$—
Class I Shares:
Net Assets	$44,955,197	$1,069,036,970	$2,247,943	$17,044,615
Shares Outstanding	6,218,475	131,202,220	195,943	2,001,706
Net Asset Value, Offering Price and Redemption Price	$7.23	$8.15	$11.47	$8.52
Class R6 Shares:
Net Assets	—	$11,289,856	—	—
Shares Outstanding	—	1,384,845	—	—
Net Asset Value, Offering Price and Redemption Price	$—	$8.15	$—	$—

(a) Cost of foreign currencies for Salient Adaptive Growth Fund is $461,801.

(b) Premiums received on written options for Salient MLP & Energy Infrastructure Fund are $685,286.

(c) Maximum offering price per share (NAV/0.9450, based on maximum sales charge of 5.50% of the offering price).

See accompanying Notes to Financial Statements.	37

Statements of Operations

For the Year Ended December 31, 2017

	Salient Adaptive Growth Fund (Consolidated)	Salient MLP & Energy Infrastructure Fund	Salient Tactical Plus Fund	Salient Trend Fund (Consolidated)
Investment Income:
Distributions from master limited partnerships	$—	$24,706,993	$—	$—
Less return of capital on distributions	—	(24,706,993)	—	—

Net distributions from master limited partnerships	—	—	—	—
Dividends from master limited partnership related companies	—	54,432,385	—	—
Dividends from affiliated master limited partnership related companies	—	1,348,816	—	—
Less return of capital on dividends	—	(27,281,349)	—	—

Net dividends from master limited partnership related companies	—	28,499,852	—	—
Interest	30,506	13,150	36,234	28,761
Dividends	—	—	270,107	—
Foreign taxes withheld	—	(684,512)	—	—

Total Investment Income	30,506	27,828,490	306,341	28,761

Expenses:
Investment advisory fee	507,769	14,051,644	412,208	322,387
Administration fees and expenses	96,150	873,208	17,795	77,749
Distribution and service fees
Class A	6,213	554,201	19,309	4,917
Class C	17,517	878,053	7,511	1,989
Administrative services fees
Class A	959	98,812	7,278	1,968
Class C	1,551	70,375	161	203
Class I	35,941	988,787	2,136	27,125
Class F	—	—	16,631	—
Registration/filing fees	65,550	125,504	63,184	49,737
Transfer agent fees and expenses	49,132	161,918	61,706	47,482
Audit and tax preparation fee	45,917	241,249	44,512	45,845
Custodian fee	5,545	91,085	4,044	5,235
Legal fee	14,307	329,245	16,740	9,969
Reports to shareholder and printing fees	9,706	157,620	9,066	8,545
Compliance fees	8,065	220,872	4,216	5,748
Trustees’ fees and expenses	97,708	123,956	97,195	97,346
ReFlow fees (See Note 2(o))	—	61,058	—	—
Other expenses	31,438	343,787	11,099	20,990

Total expenses before waivers	993,468	19,371,374	794,791	727,235

Less fees waived/reimbursed by investment advisor (See Note 4)	(210,164)	—	(310,775)	(216,900)

Total Expenses	783,304	19,371,374	484,016	510,335

Net Investment Income/(Loss):	(752,798)	8,457,116	(177,675)	(481,574)

See accompanying Notes to Financial Statements.	38

Statements of Operations

For the Year Ended December 31, 2017

	Salient Adaptive Growth Fund (Consolidated) (continued)	Salient MLP & Energy Infrastructure Fund (continued)	Salient Tactical Plus Fund (continued)	Salient Trend Fund (Consolidated) (continued)
Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain/(loss) on investments and foreign currency translations	$3,112,640	$(83,377,769)	$(2,004,168)	$—
Net realized loss on affiliated investments	—	(3,078,453)	—	—
Net realized loss on forward foreign currency exchange contracts	(187,976)	—	—	—
Net realized gain on written options	—	7,942,402	387,365	—
Net realized gain on futures contracts	5,395,445	—	4,540,015	129,615
Net realized gain/(loss) on swap agreements	42,271	—	—	(332,718)
Net realized loss on foreign currency	(9,148)	(95,735)	—	(80,600)
Net realized loss on securities sold short	—	—	(377,602)	—

Net realized gain(loss)	8,353,232	(78,609,555)	2,545,610	(283,703)
Change in unrealized appreciation/depreciation on:
Investments	(90,856)	(19,899,205)	90,979	—
Affiliated investments	—	(37,078,730)	—	—
Written options	—	1,635,060	(9,939)	—
Futures contracts	841,102	—	(30,149)	1,859,791
Swap agreements	234,114	—	—	19,190
Forward foreign currency exchange contracts	(291,466)	—	—	—
Translation of assets and liabilities in foreign currency transactions	(5,047)	15	—	31,432

Change in unrealized appreciation/depreciation, before income taxes	687,847	(55,342,860)	50,891	1,910,413
Deferred tax expense/(benefit)	—	(808,470)	—	—

Change in unrealized appreciation/depreciation from investments	687,847	(54,534,390)	50,891	1,910,413

Net Realized and Unrealized Gain/(Loss) on Investments, Forward Foreign Currency Exchange Contracts, Written Options, Futures Contracts, Swap Agreements, Securities Sold Short and Foreign Currency Translations	9,041,079	(133,143,945)	2,596,501	1,626,710

Net Increase/(Decrease) in Net Assets Resulting From Operations	$8,288,281	$(124,686,829)	$2,418,826	$1,145,136

See accompanying Notes to Financial Statements.	39

Statements of Changes in Net Assets

	Salient Adaptive Growth Fund (Consolidated)		Salient MLP & Energy Infrastructure Fund
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(a)	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(b)(c)
Operations:
Net investment income/(loss)	$(752,798)	$(817,830)	$8,457,116	$10,923,550
Net realized gain/(loss)	8,353,232	8,436,871	(78,609,555)	(146,579,748)
Net change in unrealized appreciation/depreciation	687,847	502,934	(54,534,390)	563,825,877

Net increase/(decrease) in net assets resulting from operations	8,288,281	8,121,975	(124,686,829)	428,169,679

Distributions to Shareholders:
From net investment income
Class A	(4,039)	—	(1,070,916)	(1,405,373)
Class C	—	—	(371,902)	(727,097)
Class I	(260,979)	—	(5,954,385)	(8,782,647)
Class R6	—	—	(22,433)	(8,433)
In excess of net investment income
Class A	—	(93,169)	—	(2,105,249)
Class C	—	(30,601)	—	(1,089,191)
Class I	—	(1,376,209)	—	(13,156,404)
Class R6	—	—	—	(12,633)
From net realized gains
Class A	(135,743)	(470,605)	—	—
Class C	(190,480)	(234,791)	—	—
Class I	(4,786,170)	(6,551,800)	—	—
From return of capital
Class A	—	—	(11,276,896)	(7,017,292)
Class C	—	—	(3,916,186)	(3,630,533)
Class I	—	—	(62,700,538)	(43,853,410)
Class R6	—	—	(236,223)	(42,108)

Total distributions	(5,377,411)	(8,757,175)	(85,549,479)	(81,830,370)

Capital Transactions:
Class A
Proceeds from shares issued	724,939	781,829	106,910,246	123,435,869
Dividends reinvested	139,782	303,732	11,708,040	10,027,453
Value of shares redeemed	(3,164,066)	(2,781,880)	(139,338,290)	(96,578,112)

Class A capital transactions	(2,299,345)	(1,696,319)	(20,720,004)	36,885,210

Class C
Proceeds from shares issued	375,892	691,798	12,776,002	14,416,540
Dividends reinvested	189,016	256,867	4,200,846	5,387,214
Value of shares redeemed	(878,735)	(1,288,751)	(29,195,344)	(23,315,730)

Class C capital transactions	(313,827)	(340,086)	(12,218,496)	(3,511,976)

Class I
Proceeds from shares issued	12,087,137	19,452,760	601,926,916	558,711,180
Dividends reinvested	4,113,271	6,052,782	62,166,440	60,715,465
Value of shares redeemed	(23,837,163)	(23,983,642)	(647,999,371)	(365,055,065)

Class I capital transactions	(7,636,755)	1,521,900	16,093,985	254,371,580

See accompanying Notes to Financial Statements.	40

Statements of Changes in Net Assets

	Salient Adaptive Growth Fund (Consolidated) (continued)		Salient MLP & Energy Infrastructure Fund (continued)
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(a)	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(b)(c)
Class R6
Proceeds from shares issued	$—	$—	$9,935,371	$2,164,562
Dividends reinvested	—	—	258,656	63,174
Value of shares redeemed	—	—	(620,801)	(216,241)

Class R6 capital transactions	—	—	9,573,226	2,011,495

Change in Net Assets resulting from capital transactions	(10,249,927)	(514,505)	(7,271,289)	289,756,309

Change in Net Assets	$(7,339,057)	$(1,149,705)	$(217,507,597)	$636,095,618
Net Assets:
Beginning of period	55,400,572	56,550,277	1,530,108,640	894,013,022

End of period	$48,061,515	$55,400,572	$1,312,601,043	$1,530,108,640

Accumulated net investment income/(loss)	$28,411	$(653,250)	$(110,290,288)	$(70,782,737)

Changes in shares outstanding:
Class A
Sold	99,753	94,674	12,356,640	15,988,419
Distributions reinvested	19,660	44,667	1,414,348	1,368,876
Redeemed	(431,458)	(370,110)	(17,141,946)	(12,679,974)

Net increase/(decrease) in shares outstanding	(312,045)	(230,769)	(3,370,958)	4,677,321

Class C
Sold	52,929	92,581	1,531,542	1,903,844
Distributions reinvested	27,961	39,397	508,013	741,369
Redeemed	(126,427)	(176,364)	(3,531,377)	(3,043,696)

Net decrease in shares outstanding	(45,537)	(44,386)	(1,491,822)	(398,483)

Class I
Sold	1,650,197	2,608,121	71,384,895	75,736,769
Distributions reinvested	569,705	878,438	7,537,540	8,187,781
Redeemed	(3,219,371)	(3,134,190)	(78,973,063)	(50,116,391)

Net increase/(decrease) in shares outstanding	(999,469)	352,369	(50,628)	33,808,159

Class R6
Sold	—	—	1,184,329	260,350
Distributions reinvested	—	—	33,020	7,643
Redeemed	—	—	(74,753)	(25,744)

Net increase in shares outstanding	—	—	1,142,596	242,249

(a) Prior to May 1, 2016, Salient Adaptive Growth Fund was known as Salient Risk Parity Fund.

(b) Salient MLP & Energy Infrastructure Fund Class R6 commenced operations on January 4, 2016.

(c) Prior to May 1, 2016, Salient MLP & Energy Infrastructure Fund was known as Salient MLP & Energy Infrastructure Fund II.

See accompanying Notes to Financial Statements.	41

Statements of Changes in Net Assets

	Salient Tactical Plus Fund		Salient Trend Fund (Consolidated)
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(a)	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Operations:
Net investment loss	$(177,675)	$(275,755)	$(481,574)	$(934,643)
Net realized gain/(loss)	2,545,610	1,585,862	(283,703)	(12,073,648)
Net change in unrealized appreciation/depreciation	50,891	119,144	1,910,413	(1,439,425)

Net increase/(decrease) in net assets resulting from operations	2,418,826	1,429,251	1,145,136	(14,447,716)

Distributions to Shareholders:
From net investment income
Class A	—	—	(14,309)	—
Class C	—	—	(752)	—
Class I	—	—	(403,697)	—
In excess of net investment income
Class A	—	—	—	(214,378)
Class C	—	—	—	(18,864)
Class I	—	—	—	(2,766,764)
From net realized gains
Class A	(707,785)	(260,339)	—	—
Class C	(73,153)	(4,603)	—	—
Class I	(131,615)	(53,401)	—	—
Class F	(1,466,962)	(677,780)	—	—

Total distributions	(2,379,515)	(996,123)	(418,758)	(3,000,006)

Capital Transactions:
Class A
Proceeds from shares issued	2,532,597	3,677,749	212,281	5,765,563
Dividends reinvested	707,786	260,339	14,309	213,836
Value of shares redeemed	(810,204)	(1,107,474)	(2,525,308)	(5,198,169)

Class A capital transactions	2,430,179	2,830,614	(2,298,718)	781,230

Class C
Proceeds from shares issued	458,829	882,709	—	299,585
Dividends reinvested	58,752	4,603	752	18,864
Value of shares redeemed	(212,005)	(357,918)	(231,549)	(594,768)

Class C capital transactions	305,576	529,394	(230,797)	(276,319)

Class I
Proceeds from shares issued	2,495,210	1,773,932	5,671,326	30,376,126
Dividends reinvested	131,615	53,401	313,631	2,349,520
Value of shares redeemed	(2,331,552)	(455,762)	(27,115,805)	(34,744,191)

Class I capital transactions	295,273	1,371,571	(21,130,848)	(2,018,545)

Class F
Proceeds from shares issued	2,038,961	3,541,824	—	—
Dividends reinvested	1,465,380	677,781	—	—
Value of shares redeemed	(2,097,754)	(3,948,324)	—	—

Class F capital transactions	1,406,587	271,281	—	—

Change in Net Assets resulting from capital transactions	4,437,615	5,002,860	(23,660,363)	(1,513,634)

Change in Net Assets	$4,476,926	$5,435,988	$(22,933,985)	$(18,961,356)

See accompanying Notes to Financial Statements.	42

Statements of Changes in Net Assets

	Salient Tactical Plus Fund (continued)		Salient Trend Fund (Consolidated) (continued)
	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016(a)	For the Year Ended December 31, 2017	For the Year Ended December 31, 2016
Net Assets:
Beginning of period	$26,008,186	$20,572,198	$40,844,977	$59,806,333

End of period	$30,485,112	$26,008,186	$17,910,992	$40,844,977

Accumulated net investment income/(loss)	$(177,674)	$(275,621)	$—	$418,755

Changes in shares outstanding:
Class A
Sold	219,233	335,224	25,067	531,104
Distributions reinvested	62,196	22,777	1,672	26,078
Redeemed	(69,557)	(101,510)	(304,912)	(520,935)

Net increase/(decrease) in shares outstanding	211,872	256,491	(278,173)	36,247

Class C
Sold	40,087	78,709	—	26,368
Distributions reinvested	5,303	409	88	2,329
Redeemed	(18,837)	(31,870)	(28,416)	(58,019)

Net increase/(decrease) in shares outstanding	26,553	47,248	(28,328)	(29,322)

Class I
Sold	215,929	153,955	669,927	2,806,645
Distributions reinvested	11,495	4,656	36,639	286,178
Redeemed	(197,312)	(40,391)	(3,269,450)	(3,438,518)

Net increase/(decrease) in shares outstanding	30,112	118,220	(2,562,884)	(345,695)

Class F
Sold	174,512	320,117	—	—
Distributions reinvested	126,544	58,820	—	—
Redeemed	(178,860)	(356,256)	—	—

Net increase in shares outstanding	122,196	22,681	—	—

(a) Prior to May 1, 2016, Salient Tactical Plus Fund was known as Salient Broadmark Tactical Plus Fund.

See accompanying Notes to Financial Statements.	43

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Adaptive Growth Fund (Consolidated)

	Class A
	Year Ended December 31, 2017	Year Ended December 31, 2016(a)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$6.83	$7.06	$9.09	$9.07	$10.16
Income/(Loss) from Operations:
Net investment loss(b)	(0.12)	(0.15)	(0.13)	(0.14)	(0.14)
Net realized and unrealized gain/(loss) on investments	1.26	1.14	(0.89)	1.38	(0.35)

Total from Investment Operations	1.14	0.99	(1.02)	1.24	(0.49)

Less Distributions:
From investment income	(0.02)	(0.20)	—	—	—
From realized gain on investments	(0.83)	(1.02)	(1.01)	(1.22)	(0.60)

Total Distributions	(0.85)	(1.22)	(1.01)	(1.22)	(0.60)

Net increase/(decrease) in Net Asset Value	0.29	(0.23)	(2.03)	0.02	(1.09)

Net Asset Value, End of Period	$7.12	$6.83	$7.06	$9.09	$9.07

Total Return(c)	16.81%	14.13%	(11.18)%	13.58%	(4.78)%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$1,391	$3,465	$5,213	$4,748	$5,409
Ratios to Average Net Assets:
Gross expenses(d)	2.01%	1.89%	1.68%	1.64%	1.84%
Net expenses(d)(e)	1.67%	1.64%	1.58%	1.60%	1.60%
Net investment loss(d)	(1.62)%	(1.87)%	(1.46)%	(1.41)%	(1.45)%
Portfolio Turnover Rate(f)	0%	0%	0%	0%	0%

(a) Prior to May 1, 2016, Salient Adaptive Growth Fund was known as Salient Risk Parity Fund.

(b) Calculated based on average shares outstanding.

(c) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(d) Annualized for periods less than one year.

(e) The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.

(f) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.	44

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Adaptive Growth Fund (Consolidated)

	Class C
	Year Ended December 31, 2017	Year Ended December 31, 2016(a)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$6.56	$6.84	$8.91	$8.97	$10.13
Income/(Loss) from Operations:
Net investment loss(b)	(0.16)	(0.20)	(0.19)	(0.21)	(0.22)
Net realized and unrealized gain/(loss) on investments	1.20	1.07	(0.87)	1.37	(0.34)

Total from Investment Operations	1.04	0.87	(1.06)	1.16	(0.56)

Less Distributions:
From investment income	—	(0.13)	—	—	—
From realized gain on investments	(0.83)	(1.02)	(1.01)	(1.22)	(0.60)

Total Distributions	(0.83)	(1.15)	(1.01)	(1.22)	(0.60)

Net increase/(decrease) in Net Asset Value	0.21	(0.28)	(2.07)	(0.06)	(1.16)

Net Asset Value, End of Period	$6.77	$6.56	$6.84	$8.91	$8.97

Total Return(c)	15.91%	12.87%	(11.86)%	12.84%	(5.49)%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$1,716	$1,961	$2,349	$2,516	$1,319
Ratios to Average Net Assets:
Gross expenses(d)	2.83%	2.67%	2.43%	2.38%	2.59%
Net expenses(d)(e)	2.42%	2.39%	2.33%	2.35%	2.35%
Net investment loss(d)	(2.36)%	(2.58)%	(2.20)%	(2.16)%	(2.20)%
Portfolio Turnover Rate(f)	0%	0%	0%	0%	0%

(a) Prior to May 1, 2016, Salient Adaptive Growth Fund was known as Salient Risk Parity Fund.

(b) Calculated based on average shares outstanding.

(c) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(d) Annualized for periods less than one year.

(e) The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.

(f) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.	45

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Adaptive Growth Fund (Consolidated)

	Class I
	Year Ended December 31, 2017	Year Ended December 31, 2016(a)	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013
Net Asset Value, Beginning of Period	$6.92	$7.14	$9.15	$9.09	$10.16
Income/(Loss) from Operations:
Net investment loss(b)	(0.10)	(0.11)	(0.11)	(0.11)	(0.12)
Net realized and unrealized gain/(loss) on investments	1.29	1.12	(0.89)	1.39	(0.35)

Total from Investment Operations	1.19	1.01	(1.00)	1.28	(0.47)

Less Distributions:
From investment income	(0.05)	(0.21)	—	—	—
From realized gain on investments	(0.83)	(1.02)	(1.01)	(1.22)	(0.60)

Total Distributions	(0.88)	(1.23)	(1.01)	(1.22)	(0.60)

Net increase/(decrease) in Net Asset Value	0.31	(0.22)	(2.01)	0.06	(1.07)

Net Asset Value, End of Period	$7.23	$6.92	$7.14	$9.15	$9.09

Total Return(c)	17.18%	14.29%	(10.88)%	13.99%	(4.59)%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$44,955	$49,975	$48,988	$85,426	$95,156
Ratios to Average Net Assets:
Gross expenses(d)	1.82%	1.67%	1.42%	1.38%	1.59%
Net expenses(d)(e)	1.42%	1.39%	1.33%	1.35%	1.35%
Net investment loss(d)	(1.36)%	(1.32)%	(1.20)%	(1.16)%	(1.20)%
Portfolio Turnover Rate(f)	0%	0%	0%	0%	0%

(a) Prior to May 1, 2016, Salient Adaptive Growth Fund was known as Salient Risk Parity Fund.

(b) Calculated based on average shares outstanding.

(c) Not annualized for periods less than one year.

(d) Annualized for periods less than one year.

(e) The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.

(f) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.	46

Financial Highlights

For a share outstanding throughout the periods presented.

Salient MLP & Energy Infrastructure Fund

	Class A
	Year Ended December 31, 2017	Year Ended December 31, 2016(a)	Year Ended December 31, 2015	Year Ended December 31, 2014(b)		Year Ended December 31, 2013(b)
Net Asset Value, Beginning of Period	$9.31	$7.08	$13.31	$12.77		$10.02
Income/(Loss) from Operations:
Net investment income/(loss)(c)	0.04	0.08	0.11	0.05		(0.05)
Net realized and unrealized gain/(loss) on investments	(0.69)	2.71	(5.76)	1.03		3.29

Total from Investment Operations	(0.65)	2.79	(5.65)	1.08		3.24

Less Distributions:
From investment income	(0.04)	(0.19)	(0.17)	(0.10)		(0.16)
From return of capital	(0.44)	(0.37)	(0.41)	(0.44)		(0.33)

Total Distributions	(0.48)	(0.56)	(0.58)	(0.54)		(0.49)

Net increase/(decrease) in Net Asset Value	(1.13)	2.23	(6.23)	0.54		2.75

Net Asset Value, End of Period	$8.18	$9.31	$7.08	$13.31		$12.77

Total Return(d)	(6.92)%	41.90%	(44.10)%	8.35%		33.14%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$157,413	$210,688	$127,069	$177,820		$147,626
Ratios to Average Net Assets:
Gross expenses (including tax expense/benefit)(e)	1.38%	1.51%	1.28%	1.59	%(f)	2.65%
Net expenses (including tax expense/benefit)(e)	1.38%	1.51%	1.28%	1.65%		2.49	%(g)
Net expenses (excluding tax expense/benefit)(e)	1.43%	1.44%	1.45%	1.48%		1.60	%(g)
Net investment income/(loss)(e)	0.49%	0.98%	1.02%	0.36%		(0.41)%
Portfolio Turnover Rate(h)	32%	23%	39%	19%		64%

(a) Prior to May 1, 2016, Salient MLP & Energy Infrastructure Fund was known as Salient MLP & Energy Infrastructure Fund II.

(b) Presented on a consolidated basis.

(c) Calculated based on average shares outstanding.

(d) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(e) Annualized for periods less than one year.

(f) The gross operating expenses are the expenses before reimbursement to Salient MLP & Energy Infrastructure Fund or recoupment by the Advisor.

(g) The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.

(h) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.	47

Financial Highlights

For a share outstanding throughout the periods presented.

Salient MLP & Energy Infrastructure Fund

	Class C
	Year Ended December 31, 2017		Year Ended December 31, 2016(a)	Year Ended December 31, 2015	Year Ended December 31, 2014(b)		Period ended December 31, 2013(b)(c)
Net Asset Value, Beginning of Period	$9.26		$7.04	$13.23	$12.72		$10.40
Income/(Loss) from Operations:
Net investment income/(loss)(d)	(0.03	)(e)	0.02	0.03	(0.05)		(0.13)
Net realized and unrealized gain/(loss) on investments	(0.68)		2.69	(5.73)	1.02		2.90

Total from Investment Operations	(0.71)		2.71	(5.70)	0.97		2.77

Less Distributions:
From investment income	(0.04)		(0.16)	(0.08)	(0.08)		(0.16)
From return of capital	(0.38)		(0.33)	(0.41)	(0.38)		(0.29)

Total Distributions	(0.42)		(0.49)	(0.49)	(0.46)		(0.45)

Net increase/(decrease) in Net Asset Value	(1.13)		2.22	(6.19)	0.51		2.32

Net Asset Value, End of Period	$8.13		$9.26	$7.04	$13.23		$12.72

Total Return(f)	(7.68)%		40.66%	(44.50)%	7.53%		27.13%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$74,862		$99,130	$78,112	$147,885		$37,527
Ratios to Average Net Assets:
Gross expenses (including tax expense/benefit)(g)	2.17%		2.30%	2.06%	2.34	%(h)	3.40%
Net expenses (including tax expense/benefit)(g)	2.17%		2.30%	2.06%	2.40%		3.24	%(i)
Net expenses (excluding tax expense/benefit)(g)	2.22%		2.23%	2.20%	2.23%		2.35	%(i)
Net investment income/(loss)(g)	(0.33)%		0.22%	0.29%	(0.39)%		(1.16)%
Portfolio Turnover Rate(j)	32%		23%	39%	19%		64%

(a) Prior to May 1, 2016, Salient MLP & Energy Infrastructure Fund was known as Salient MLP & Energy Infrastructure Fund II.

(b) Presented on a consolidated basis.

(c) Commenced operations on January 8, 2013.

(d) Calculated based on average shares outstanding.

(e) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and redemptions of Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(f) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(g) Annualized for periods less than one year.

(h) The gross operating expenses are the expenses before reimbursement to Salient MLP & Energy Infrastructure Fund or recoupment by the Advisor.

(i) The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.

(j) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.	48

Financial Highlights

For a share outstanding throughout the periods presented.

Salient MLP & Energy Infrastructure Fund

	Class I
	Year Ended December 31, 2017	Year Ended December 31, 2016(a)	Year Ended December 31, 2015	Year Ended December 31, 2014(b)		Year Ended December 31, 2013(b)
Net Asset Value, Beginning of Period	$9.28	$7.07	$13.29	$12.76		$10.02
Income/(Loss) from Operations:
Net investment income/(loss)(c)	0.06	0.08	0.15	0.09		(0.02)
Net realized and unrealized gain/(loss) on investments	(0.69)	2.72	(5.76)	1.02		3.29

Total from Investment Operations	(0.63)	2.80	(5.61)	1.11		3.27

Less Distributions:
From investment income	(0.04)	(0.20)	(0.20)	(0.11)		(0.18)
From return of capital	(0.46)	(0.39)	(0.41)	(0.47)		(0.35)

Total Distributions	(0.50)	(0.59)	(0.61)	(0.58)		(0.53)

Net increase/(decrease) in Net Asset Value	(1.13)	2.21	(6.22)	0.53		2.74

Net Asset Value, End of Period	$8.15	$9.28	$7.07	$13.29		$12.76

Total Return(d)	(6.77)%	42.08%	(43.95)%	8.56%		33.46%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$1,069,037	$1,218,042	$688,832	$1,149,509		$323,880
Ratios to Average Net Assets:
Gross expenses (including tax expense/benefit)(e)	1.17%	1.33%	1.04%	1.34	%(f)	2.40%
Net expenses (including tax expense/benefit)(e)	1.17%	1.33%	1.04%	1.40%		2.24	%(g)
Net expenses (excluding tax expense/benefit)(e)	1.22%	1.26%	1.20%	1.23%		1.35	%(g)
Net investment income/(loss)(e)	0.65%	1.03%	1.31%	0.61%		(0.16)%
Portfolio Turnover Rate(h)	32%	23%	39%	19%		64%

(a) Prior to May 1, 2016, Salient MLP & Energy Infrastructure Fund was known as Salient MLP & Energy Infrastructure Fund II.

(b) Presented on a consolidated basis.

(c) Calculated based on average shares outstanding.

(d) Not annualized for periods less than one year.

(e) Annualized for periods less than one year.

(f) The gross operating expenses are the expenses before reimbursement to Salient MLP & Energy Infrastructure Fund or recoupment by the Advisor.

(g) The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.

(h) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.	49

Financial Highlights

For a share outstanding throughout the periods presented.

Salient MLP & Energy Infrastructure Fund

	Class R6
	Year Ended December 31, 2017	Period ended December 31, 2016(a)(b)
Net Asset Value, Beginning of Period	$9.28	$7.12
Income/(Loss) from Operations:
Net investment income(c)	0.10	0.01
Net realized and unrealized gain/(loss) on investments	(0.73)	2.74

Total from Investment Operations	(0.63)	2.75

Less Distributions:
From investment income	(0.04)	(0.20)
From return of capital	(0.46)	(0.39)

Total Distributions	(0.50)	(0.59)

Net increase/(decrease) in Net Asset Value	(1.13)	2.16

Net Asset Value, End of Period	$8.15	$9.28

Total Return(d)	(6.70)%	41.16%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$11,290	$2,249
Ratios to Average Net Assets:
Gross expenses (including tax expense/benefit)(e)	1.10%	1.20%
Net expenses (including tax expense/benefit)(e)	1.10%	1.20%
Net expenses (excluding tax expense/benefit)(e)	1.15%	1.13%
Net investment income(e)	1.19%	0.11%
Portfolio Turnover Rate(f)	32%	23%

(a) Commenced operations on January 4, 2016.

(b) Prior to May 1, 2016, Salient MLP & Energy Infrastructure Fund was known as Salient MLP & Energy Infrastructure Fund II.

(c) Calculated based on average shares outstanding.

(d) Not annualized for periods less than one year.

(e) Annualized for periods less than one year.

(f) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.	50

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Tactical Plus Fund

	Class A
	Year Ended December 31, 2017	Year Ended December 31, 2016(a)	Year Ended December 31, 2015	Period ended December 31, 2014(b)
Net Asset Value, Beginning of Period	$11.45	$11.30	$11.86	$12.29
Income/(Loss) from Operations:
Net investment income/(loss)(c)	(0.11)	(0.18)	(0.22)	0.04
Net realized and unrealized gain/(loss) on investments	1.06	0.81	(0.09)	(0.29)

Total from Investment Operations	0.95	0.63	(0.31)	(0.25)

Less Distributions:
From realized gain on investments	(1.00)	(0.48)	(0.25)	(0.18)

Total Distributions	(1.00)	(0.48)	(0.25)	(0.18)

Net increase/(decrease) in Net Asset Value	(0.05)	0.15	(0.56)	(0.43)

Net Asset Value, End of Period	$11.40	$11.45	$11.30	$11.86

Total Return(d)	8.31%	5.58%	(2.59)%	(2.06)%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$8,858	$6,471	$3,489	$3
Ratios to Average Net Assets:
Gross expenses(e)	2.91%	3.12%	4.04%	519.72%
Net expenses(e)(f)	2.05%	2.05%	2.05%	2.05%
Net investment income/(loss)(e)	(0.96)%	(1.65)%	(1.93)%	6.90%
Portfolio Turnover Rate(g)	3,584%	4,668%	146%	0%

(a) Prior to May 1, 2016, Salient Tactical Plus Fund was known as Salient Broadmark Tactical Plus Fund.

(b) Commencement of operations of Salient Broadmark Tactical Plus Fund is December 15, 2014. Amounts from December 1, 2014 through December 14, 2014 reflect the operations of the predecessor Broadmark Tactical Plus Fund.

(c) Calculated based on average shares outstanding.

(d) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(e) Annualized for periods less than one year.

(f) The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.

(g) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.	51

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Tactical Plus Fund

	Class C
	Year Ended December 31, 2017	Year Ended December 31, 2016(a)	Year Ended December 31, 2015	Period ended December 31, 2014(b)
Net Asset Value, Beginning of Period	$11.26	$11.21	$11.86	$12.29
Income/(Loss) from Operations:
Net investment income/(loss)(c)	(0.19)	(0.26)	(0.30)	0.03
Net realized and unrealized gain/(loss) on investments	1.03	0.79	(0.10)	(0.28)

Total from Investment Operations	0.84	0.53	(0.40)	(0.25)

Less Distributions:
From realized gain on investments	(1.00)	(0.48)	(0.25)	(0.18)

Total Distributions	(1.00)	(0.48)	(0.25)	(0.18)

Net increase/(decrease) in Net Asset Value	(0.16)	0.05	(0.65)	(0.43)

Net Asset Value, End of Period	$11.10	$11.26	$11.21	$11.86

Total Return(d)	7.47%	4.73%	(3.35)%	(2.06)%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$868	$582	$50	$3
Ratios to Average Net Assets:
Gross expenses(e)	7.10%	22.24%	97.09%	454.38%
Net expenses(e)(f)	2.80%	2.80%	2.80%	2.80%
Net investment income/(loss)(e)	(1.68)%	(2.40)%	(2.69)%	6.03%
Portfolio Turnover Rate(g)	3,584%	4,668%	146%	0%

(a) Prior to May 1, 2016, Salient Tactical Plus Fund was known as Salient Broadmark Tactical Plus Fund.

(b) Commencement of operations of Salient Broadmark Tactical Plus Fund is December 15, 2014. Amounts from December 1, 2014 through December 14, 2014 reflect the operations of the predecessor Broadmark Tactical Plus Fund.

(c) Calculated based on average shares outstanding.

(d) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(e) Annualized for periods less than one year.

(f) The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.

(g) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.	52

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Tactical Plus Fund

	Class I
	Year Ended December 31, 2017	Year Ended December 31, 2016(a)	Year Ended December 31, 2015	Period ended December 31, 2014(b)
Net Asset Value, Beginning of Period	$11.49	$11.32	$11.86	$12.29
Income/(Loss) from Operations:
Net investment income/(loss)(c)	(0.09)	(0.16)	(0.19)	0.04
Net realized and unrealized gain/(loss) on investments	1.07	0.81	(0.10)	(0.29)

Total from Investment Operations	0.98	0.65	(0.29)	(0.25)

Less Distributions:
From realized gain on investments	(1.00)	(0.48)	(0.25)	(0.18)

Total Distributions	(1.00)	(0.48)	(0.25)	(0.18)

Net increase/(decrease) in Net Asset Value	(0.02)	0.17	(0.54)	(0.43)

Net Asset Value, End of Period	$11.47	$11.49	$11.32	$11.86

Total Return(d)	8.54%	5.74%	(2.42)%	(2.06)%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$2,248	$1,905	$539	$503
Ratios to Average Net Assets:
Gross expenses(e)	3.61%	5.70%	7.03%	819.13%
Net expenses(e)(f)	1.80%	1.80%	1.80%	1.80%
Net investment income/(loss)(e)	(0.78)%	(1.40)%	(1.71)%	7.03%
Portfolio Turnover Rate(g)	3,584%	4,668%	146%	0%

(a) Prior to May 1, 2016, Salient Tactical Plus Fund was known as Salient Broadmark Tactical Plus Fund.

(b) Commencement of operations of Salient Broadmark Tactical Plus Fund is December 15, 2014. Amounts from December 1, 2014 through December 14, 2014 reflect the operations of the predecessor Broadmark Tactical Plus Fund.

(c) Calculated based on average shares outstanding.

(d) Not annualized for periods less than one year.

(e) Annualized for periods less than one year.

(f) The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.

(g) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.	53

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Tactical Plus Fund

	Class F
	Year Ended December 31, 2017	Year Ended December 31, 2016(a)	Year Ended December 31, 2015	Period Ended December 31, 2014(b)(c)	Year Ended November 30, 2014(c)	Period Ended November 30, 2013(c)(d)
Net Asset Value, Beginning of Period	$11.57	$11.37	$11.86	$12.29	$11.66	$10.00
Income/(Loss) from Operations:
Net investment income/(loss)(e)	(0.05)	(0.12)	(0.16)	0.04	(0.06)	(0.01)
Net realized and unrealized gain/(loss) on investments	1.08	0.80	(0.08)	(0.29)	1.03	1.67

Total from Investment Operations	1.03	0.68	(0.24)	(0.25)	0.97	1.66

Less Distributions:
From realized gain on investments	(1.00)	(0.48)	(0.25)	(0.18)	(0.34)	—

Total Distributions	(1.00)	(0.48)	(0.25)	(0.18)	(0.34)	—

Net increase/(decrease) in Net Asset Value	0.03	0.20	(0.49)	(0.43)	0.63	1.66

Net Asset Value, End of Period	$11.60	$11.57	$11.37	$11.86	$12.29	$11.66

Total Return(f)	8.91%	5.98%	(2.00)%	(2.06)%	8.53%	16.60%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$18,511	$17,050	$16,495	$30,743	$17,779	$9,789
Ratios to Average Net Assets:
Gross expenses(g)	2.46%	2.62%	2.68%	4.18%	3.09%	29.89%
Net expenses(g)(h)	1.49%	1.49%	1.49%	1.53%	1.49%	1.49%
Net investment income/(loss)(g)	(0.42)%	(1.09)%	(1.40)%	3.56%	(0.54)%	(0.74)%
Portfolio Turnover Rate(i)	3,584%	4,668%	146%	0%	153%	1,814%

(a) Prior to May 1, 2016, Salient Tactical Plus Fund was known as Salient Broadmark Tactical Plus Fund.

(b) Commencement of operations of Salient Broadmark Tactical Plus Fund is December 15, 2014. Amounts from December 1, 2014 through December 14, 2014 reflect the operations of the predecessor Broadmark Tactical Plus Fund.

(c) The Institutional Class was part of the predecessor Broadmark Tactical Plus Fund and was reorganized into Class F on December 15, 2014.

(d) Commenced operations on December 31, 2012.

(e) Calculated based on average shares outstanding.

(f) Not annualized for periods less than one year.

(g) Annualized for periods less than one year.

(h) The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.

(i) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.	54

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Trend Fund (Consolidated)

	Class A
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Period ended December 31, 2013(a)
Net Asset Value, Beginning of Period	$8.20	$11.25	$11.90	$11.04	$10.64
Income/(Loss) from Operations:
Net investment loss(b)	(0.14)	(0.17)	(0.20)	(0.16)	(0.17)
Net realized and unrealized gain/(loss) on investments	0.62	(2.30)	0.14	1.69	1.71

Total from Investment Operations	0.48	(2.47)	(0.06)	1.53	1.54

Less Distributions:
From investment income	(0.17)	(0.58)	(0.08)	—	(0.34)
From realized gain on investments	—	—	(0.51)	(0.67)	(0.80)

Total Distributions	(0.17)	(0.58)	(0.59)	(0.67)	(1.14)

Net increase/(decrease) in Net Asset Value	0.31	(3.05)	(0.65)	0.86	0.40

Net Asset Value, End of Period	$8.51	$8.20	$11.25	$11.90	$11.04

Total Return(c)	5.93%	(21.94)%	(0.52)%	13.92%	14.73%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$741	$2,996	$3,700	$4,934	$2,849
Ratios to Average Net Assets:
Gross expenses(d)	2.34%	1.94%	2.09%	1.99%	1.98%
Net expenses(d)(e)	1.74%	1.69%	1.80%	1.73%	1.62%
Net investment loss(d)	(1.65)%	(1.67)%	(1.70)%	(1.58)%	(1.52)%
Portfolio Turnover Rate(f)	0%	0%	0%	0%	0%

(a) Commenced operations on March 28, 2013.

(b) Calculated based on average shares outstanding.

(c) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(d) Annualized for periods less than one year.

(e) The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.

(f) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.	55

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Trend Fund (Consolidated)

	Class C
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Period ended December 31, 2013(a)
Net Asset Value, Beginning of Period	$8.11	$11.05	$11.74	$10.98	$10.64
Income/(Loss) from Operations:
Net investment loss(b)	(0.20)	(0.25)	(0.28)	(0.23)	(0.23)
Net realized and unrealized gain/(loss) on investments	0.60	(2.23)	0.14	1.66	1.69

Total from Investment Operations	0.40	(2.48)	(0.14)	1.43	1.46

Less Distributions:
From investment income	(0.05)	(0.46)	(0.04)	—	(0.32)
From realized gain on investments	—	—	(0.51)	(0.67)	(0.80)

Total Distributions	(0.05)	(0.46)	(0.55)	(0.67)	(1.12)

Net increase/(decrease) in Net Asset Value	0.35	(2.94)	(0.69)	0.76	0.34

Net Asset Value, End of Period	$8.46	$8.11	$11.05	$11.74	$10.98

Total Return(c)	4.93%	(22.43)%	(1.21)%	13.08%	13.96%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$125	$350	$800	$29	$116
Ratios to Average Net Assets:
Gross expenses(d)	3.14%	2.68%	2.86%	2.75%	2.73%
Net expenses(d)(e)	2.49%	2.44%	2.55%	2.48%	2.37%
Net investment loss(d)	(2.40)%	(2.42)%	(2.47)%	(2.34)%	(2.27)%
Portfolio Turnover Rate(f)	0%	0%	0%	0%	0%

(a) Commenced operations on March 28, 2013.

(b) Calculated based on average shares outstanding.

(c) Not annualized for periods less than one year. Total return calculations do not include any sales or redemption charges.

(d) Annualized for periods less than one year.

(e) The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.

(f) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.	56

Financial Highlights

For a share outstanding throughout the periods presented.

Salient Trend Fund (Consolidated)

	Class I
	Year Ended December 31, 2017	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Period ended December 31, 2013(a)
Net Asset Value, Beginning of Period	$8.22	$11.26	$11.91	$11.02	$10.00
Income/(Loss) from Operations:
Net investment loss(b)	(0.12)	(0.15)	(0.17)	(0.13)	(0.14)
Net realized and unrealized gain/(loss) on investments	0.62	(2.28)	0.14	1.69	2.34

Total from Investment Operations	0.50	(2.43)	(0.03)	1.56	2.20

Less Distributions:
From investment income	(0.20)	(0.61)	(0.11)	—	(0.38)
From realized gain on investments	—	—	(0.51)	(0.67)	(0.80)

Total Distributions	(0.20)	(0.61)	(0.62)	(0.67)	(1.18)

Net increase/(decrease) in Net Asset Value	0.30	(3.04)	(0.65)	0.89	1.02

Net Asset Value, End of Period	$8.52	$8.22	$11.26	$11.91	$11.02

Total Return(c)	6.02%	(21.58)%	(0.33)%	14.21%	22.24%
Ratios/Supplemental Data:
Net Assets, End of Period (000s)	$17,045	$37,499	$55,306	$38,290	$72,325
Ratios to Average Net Assets:
Gross expenses(d)	2.13%	1.69%	1.84%	1.74%	1.73%
Net expenses(d)(e)	1.49%	1.44%	1.55%	1.48%	1.37%
Net investment loss(d)	(1.40)%	(1.41)%	(1.46)%	(1.33)%	(1.27)%
Portfolio Turnover Rate(f)	0%	0%	0%	0%	0%

(a) Commenced operations on January 2, 2013.

(b) Calculated based on average shares outstanding.

(c) Not annualized for periods less than one year.

(d) Annualized for periods less than one year.

(e) The ratios presented include an investment advisor waiver. Without this waiver, the expense ratios would be higher.

(f) Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between the classes of shares issued. It is not annualized for periods less than one year.

See accompanying Notes to Financial Statements.	57

Notes to Financial Statements

December 31, 2017

1. ORGANIZATION

Salient MF Trust (the “Trust”) was organized on November 15, 2011 as a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of December 31, 2017, the Trust is comprised of four funds. The accompanying financial statements are presented for the following funds (individually a “Fund” and collectively the “Funds”):

Fund	Short Name	Commencement of Operations
Salient Adaptive Growth Fund	Adaptive Growth Fund	July 9, 2012
Salient MLP & Energy Infrastructure Fund	MLP Energy Fund	September 19, 2012
Salient Tactical Plus Fund	Tactical Plus Fund	December 15, 2014
Salient Trend Fund	Trend Fund	January 2, 2013

Adaptive Growth Fund, MLP Energy Fund, and Trend Fund, are each classified as non-diversified under the 1940 Act. Tactical Plus Fund is classified as diversified under the 1940 Act. The Funds are authorized to issue an unlimited number of shares of beneficial interest (“Shares”) with no par value. The Funds offer Class A, Class C, and Class I shares. Additionally, MLP Energy Fund offers R6 shares and Tactical Plus Fund offers Class F Shares. All classes of shares have identical rights to earnings, assets and voting privileges, except for class specific expenses, sales charges, distribution, and exclusive rights to vote on matters affecting only individual classes. Class A Shares have a maximum sales charge of 5.50% as a percentage of the offering price on investments of less than $1 million (no sales charge for investments of $1 million or more). Class A Shares and Class C Shares are subject to a maximum contingent deferred sales charge of 1.00% if redeemed less than one year after purchase. Class C Shares are offered without any front-end sales charge. No sales charges are assessed with respect to Class I Shares, Class F shares and Class R6 Shares of the Funds.

Adaptive Growth Fund’s investment objective is to seek long term capital appreciation by constructing a portfolio that invests primarily in futures contracts and other financially-linked derivatives, as well as individual securities, exchange-traded funds (“ETFs”) and exchange traded notes (“ETNs”) in order to gain exposure to global equity markets, global interest rate markets, global credit markets, and global commodity markets. MLP Energy Fund’s investment objective is to maximize total return (capital appreciation and income) by investing primarily in securities of Master Limited Partnerships (“MLPs”) and Energy Infrastructure Companies. Tactical Plus Fund’s investment objective is to produce, in any market environment, above-average risk adjusted returns and less downside volatility than the S&P 500 Index by investing primarily in a diversified portfolio of instruments that provide exposure to U.S. and non-U.S. equity securities. Trend Fund’s investment objective is to seek long term capital appreciation with low correlation to traditional core equity and bond market exposures by constructing a portfolio that invests both long and short primarily in futures contracts, equities, debt instruments, ETFs, ETNs and other financially-linked derivatives and instruments in order to gain exposure to momentum, which is defined as the continuation of recent price trends, across a variety of global markets and asset classes. The board of trustees of the Trust (each member thereof a “Trustee” and, collectively, the “Board of Trustees” or the “Board”) is authorized to engage an investment advisor, and pursuant to an investment management agreement (the “Investment Management Agreement”), it has selected Salient Advisors, LP (“Salient Advisor”) for Adaptive Growth Fund, Trend Fund, and Tactical Plus Fund and Salient Capital Advisors, LLC (“SCA”) for MLP Energy Fund to manage each Fund’s portfolio and operations. Salient Advisor is a Texas limited partnership that is registered as an investment advisor under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and the Commodity Futures Trading Commission (the “CFTC”) as a commodity pool operator and commodity trading advisor and is a member of the National Futures Association. SCA is a Texas limited liability company that is registered as an investment adviser under the Advisers Act and the CFTC as a commodity pool operator and commodity trading advisor and is a member of the National Futures Association. Under the Investment Management Agreement, Salient Advisor and SCA are responsible for the establishment of an investment committee (the “Investment Committee”), which is responsible for developing, implementing, and supervising the Funds’ investment programs subject to the ultimate supervision of the Board. Broadmark Asset Management LLC (the “Sub-Advisor”) serves as the subadvisor to Tactical Plus Fund.

Salient Adaptive Growth Offshore Fund, Ltd. (the “Adaptive Growth Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. Adaptive Growth Subsidiary is wholly-owned by Adaptive Growth Fund, and is therefore consolidated in Adaptive Growth Fund’s consolidated financial statements. Adaptive Growth Subsidiary was formed on July 13, 2012, and has been consolidated since its formation. Adaptive Growth Fund invests in Adaptive Growth Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to regulated investment companies (“RIC”). Where the context requires, the “Adaptive Growth Fund” includes both Adaptive Growth

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Notes to Financial Statements

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Fund and Adaptive Growth Subsidiary. As of December 31, 2017, net assets of Adaptive Growth Fund are $48,061,515 of which $3,638,320 or 7.6% represented the Fund’s ownership of all issued shares and voting rights of Adaptive Growth Subsidiary.

MLP Energy Fund may have invested up to 25% of its total assets in Salient MLP & Energy Infrastructure Fund II, Inc. (the “MLP Subsidiary”). MLP Subsidiary, which was wholly-owned by MLP Energy Fund, and therefore consolidated in MLP Energy Fund’s consolidated financial statements, was organized under the laws of the state of Delaware and for federal income tax purposes as a Subchapter “C” corporation. MLP Subsidiary was formed on September 19, 2012, and had been consolidated since its formation until its liquidation in September 2014. MLP Energy Fund invested in MLP Subsidiary in order to gain additional exposure to equity or debt securities of various master limited partnerships. Where the context requires, the “MLP Energy Fund” includes both MLP Energy Fund and MLP Subsidiary. In July 2014, SCA made the decision to liquidate MLP Subsidiary and simultaneously transfer the investments held to MLP Energy Fund. The orderly liquidation was completed on September 2, 2014. As such, MLP Energy Fund is presented on an individual fund basis. See note 10 for additional tax disclosures related to the transfer of investments held by MLP Subsidiary to MLP Energy Fund.

Tactical Plus Fund is not invested in a wholly-owned subsidiary and is presented on an individual fund basis.

Salient Trend Offshore Fund, Ltd. (the “Trend Subsidiary”), is a company limited by shares organized under the laws of the Cayman Islands. Trend Subsidiary is wholly-owned by Trend Fund, and is therefore consolidated in Trend Fund’s consolidated financial statements. Trend Subsidiary was formed on August 16, 2012, and has been consolidated since its formation. Trend Fund invests in Trend Subsidiary in order to gain additional exposure to certain derivatives trading within the limitations of the federal tax law requirements applicable to RICs. Where the context requires, the “Trend Fund” includes both Trend Fund and Trend Subsidiary. As of December 31, 2017, net assets of Trend Fund are $17,910,992 of which $14,632,806 or 81.7% represented the Fund’s ownership of all issued shares and voting rights of Trend Subsidiary.

For convenience, reference to the financial statements shall include those consolidated and on an individual fund basis, as the context requires.

2. SIGNIFICANT ACCOUNTING POLICIES

(a) BASIS OF ACCOUNTING

The accounting and reporting policies of the Funds conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The financial statements have been prepared in conformity with U.S. GAAP, which requires management to make estimates and assumptions relating to the reported amounts of assets and liabilities, and the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results may differ from those estimates and such differences may be significant. The accompanying financial statements reflect the financial positions of Adaptive Growth Fund and Adaptive Growth Subsidiary, Trend Fund and Trend Subsidiary and the results of their operations, each on a consolidated basis. All intercompany accounts and transactions have been eliminated in consolidation. MLP Energy Fund and Tactical Plus Fund are presented on an individual fund basis. Each Fund is an investment company and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”.

(b) PORTFOLIO VALUATION

The Funds record their investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The valuation techniques used to determine fair value are further described below.

The Board has authorized Salient Advisor and SCA to each establish a valuation committee (the “Advisor Valuation Committee”), which includes representatives from each Fund’s investment advisor. The Advisor Valuation Committee’s function, subject to the oversight of the Board, is generally to review valuation methodologies, valuation determinations, and any information provided to the Advisor Valuation Committee by Salient Advisor, SCA, or ALPS Fund Services, Inc., the Funds’ independent administrator (the “Administrator”).

To the extent that the price of a security cannot be determined applying the methods described below, the Advisor Valuation Committee in conjunction with the Administrator will determine the price of the security pursuant to the fair value procedures approved by the Board.

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Notes to Financial Statements

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Investments held by the Funds are valued as follows:

SECURITIES LISTED ON A SECURITIES EXCHANGE OR OVER-THE-COUNTER EXCHANGES—In general, the Funds value these securities at their last sales price on the exchange or over-the-counter market or a market’s official closing price on the valuation date. If the security is listed on more than one exchange, the Funds use the price from the exchange that it considers to be the principal exchange on which the security is traded. If there have been no sales for that day on the exchange where the security is principally traded, then the price of the security will be valued at the mean between the closing “bid” and “ask” prices on the valuation date. If no bid or ask prices are quoted before closing, the security will be valued using the last available sale price, or a price will be determined pursuant to the fair value procedures approved by the Board. As of the close of regular trading on the New York Stock Exchange (the “NYSE”), securities traded primarily on security exchanges outside the United States are valued at the last sale price on such exchanges on the valuation date, or if there is no sale on the valuation date, at the mean of the closing bid and ask prices. If no bid or ask prices are quoted before closing, the security will be valued using the last available sale price, or a price will be determined pursuant to the fair value procedures approved by the Board. If a security’s price is available from more than one exchange, the Funds use the exchange that is the primary market for the security. However, depending on the foreign market, closing prices may be up to 15 hours old when they are used to price a Fund’s shares, and the Fund may determine that certain closing prices do not reflect the fair value of the security. This determination will be based on review of a number of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. If the Advisor Valuation Committee determines that closing prices do not reflect the fair value of the securities, the Fund will adjust the previous closing prices in accordance with pricing procedures approved by the Board to reflect what the Advisor Valuation Committee believes to be the fair value of the securities as of the close of regular trading on the NYSE. The Funds may also fair value securities in other situations, for example, when a particular foreign market is closed but a Fund is open. For foreign equity securities and foreign equity futures contracts, each Fund uses an outside pricing service to provide it with closing market prices and information used for adjusting those prices.

PUBLICLY-TRADED EQUITY SECURITIES ACQUIRED IN A DIRECT PLACEMENT TRANSACTION—Such securities may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable restriction discount. Generally, the discount will initially be equal to the discount at which the Fund purchased the securities and thereafter will be periodically reassessed and likely reduced over the anticipated restricted period.

DERIVATIVES—Exchange traded futures contracts are valued using quoted final settlement prices from the national exchange on which they are principally traded. If no such price is reported by such exchange on the valuation date, the Advisor Valuation Committee will determine the fair value in good faith using information that is available at such time.

Forward foreign currency exchange contracts are valued at the current day’s interpolated foreign exchange rate, which is calculated using the current day’s spot rate, and the 30 to 720 day forward rates converted to U.S. dollars at the exchange rate of such currencies on the valuation date. Such valuations are provided by a pricing service approved by the Board.

Options that are listed on a securities exchange are generally valued on the valuation date at the mean of the closing bid and ask price of the posted market on the exchange on which they are listed. If on the valuation date the primary exchange is closed, the prior day price will be used. If no such price is reported, the fair value of such options will be determined in good faith using industry standard pricing models utilizing publicly available input information on the valuation date.

Options traded on an over-the-counter market are generally valued using the mean of the closing bid and ask prices provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the option) on the valuation date. If no such price is available on the valuation date, the Advisor Valuation Committee in conjunction with the Administrator will determine the fair value of such options in good faith using information that is available at such time.

Swaptions are traded on an over-the-counter market, and are generally valued using quotations from an approved independent

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pricing service. If no such quotation is available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swaption) and an attempt is made to obtain at least one other broker quote on the valuation date. If there is a significant discrepancy between the counterparty and the other available broker quote, the Advisor will attempt to obtain third party pricing service information if available. If no such price is available on the valuation date, the Advisor Valuation Committee in conjunction with the Administrator will determine the fair value of such swaptions in good faith using information that is available at such time.

Non exchange-traded derivatives, such as equity swap agreements, are valued based on procedures approved by the Board. Swaps are generally fair valued using evaluated quotes provided by an independent pricing service. If a quotation is not available from the independent pricing service, the price is obtained from a broker (typically the counterparty to the swap agreement) on the valuation date.

SECURITIES NOT ACTIVELY TRADED—The value of securities, derivatives or synthetic securities that are not actively traded on an exchange are determined by obtaining quotes from brokers that normally deal in such securities or by an unaffiliated pricing service that may use actual trade data or procedures using market indices, matrices, yield curves, specific trading characteristics of certain groups of securities, pricing models or a combination of these procedures. Securities for which independent pricing services are not available are valued pursuant to the valuation procedures approved by the Board.

OTHER—Investments in open-end RICs that do not trade on an exchange are valued at the end of day NAV per share. Where no value is readily available from a RIC or other security, or where a value supplied by a RIC is deemed not to be indicative of the RIC’s value, the Advisor Valuation Committee, in consultation with the Administrator or the advisor, will determine, in good faith, the fair value of the RIC or other security. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board. Such fair value procedures may consider among other factors discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating, and an analysis of the issuer’s financial statements and reports. If events occur that affect the value of the Funds’ securities before the net asset value has been calculated, the securities so affected will generally be priced using fair value procedures.

(c) SECURITIES TRANSACTIONS AND INVESTMENT INCOME

For financial statement purposes, security transactions are accounted for on a trade date basis. Accordingly, differences between the net asset values for financial statement purposes and for executing shareholders transactions may arise. Realized gains and losses on sales of securities are reported using the specific identification cost basis. Interest income, adjusted for accretion of discounts and amortization of premiums, is recognized on the accrual basis. Dividend income is recorded on the ex-dividend date. Distributions received from a Fund’s investments in MLPs generally are composed of ordinary income, capital gains and return of capital from the MLP.

(d) FOREIGN CURRENCY TRANSLATION

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts and investments denominated in a foreign currency, if any, are translated into U.S. dollar amounts at current exchange rates on the valuation date. Purchases and sales of investments denominated in foreign currencies are translated into U.S. dollar amounts at the exchange rate on the respective dates of such transactions. The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currency translations.

(e) MASTER LIMITED PARTNERSHIPS

Entities commonly referred to as MLPs are generally organized under state law as limited partnerships or limited liability companies. MLP Energy Fund invests in MLPs receiving partnership taxation treatment under the Internal Revenue Code of 1986, as amended (the “Code”), and whose interests or “units” are traded on securities exchanges like shares of corporate stock. To be treated as a partnership for U.S. federal income tax purposes, an MLP whose units are traded on a securities exchange must receive at least 90% of its income from qualifying sources such as interest, dividends, real property rents, gains on dispositions of real property, income and gains from mineral or natural resources activities, income and gains from the transportation or storage of certain fuels, and, in certain circumstances, income and gains from commodities or futures, forwards and options on commodities. Mineral or natural resources activities include exploration, development,

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Notes to Financial Statements

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production, processing, mining, refining, marketing and transportation (including pipelines) of oil and gas, minerals, geothermal energy, fertilizer, timber or industrial source carbon dioxide. An MLP consists of a general partner and limited partners (or in the case of MLPs organized as limited liability companies, a managing member and members).

The general partner or managing member typically controls the operations and management of the MLP and has an ownership stake in the partnership or limited liability company. The limited partners or members, through their ownership of limited partner or member interests, provide capital to the entity, are intended to have no role in the operation and management of the entity and receive cash distributions. MLP Energy Fund’s investments in MLPs consist only of limited partner or member interest ownership. The MLPs themselves generally do not pay U.S. federal income taxes. Thus, unlike investors in corporate securities, direct MLP investors are generally not subject to double taxation (i.e., corporate level tax and tax on corporate dividends). Currently, most MLPs operate in the energy and/or natural resources sector.

(f) RESTRICTED AND ILLIQUID SECURITIES

MLP Energy Fund may invest up to 15% of its total assets in unregistered or otherwise restricted securities. A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144 under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Illiquid securities are securities that cannot be sold or disposed of within a reasonable amount of time in the ordinary course of business. Certain restricted securities may be resold in transactions exempt from registration, normally to qualified institutional buyers, and may be deemed liquid by SCA based on procedures approved by the Board. Therefore, not all restricted securities are considered illiquid.

As of December 31, 2017, MLP Energy Fund did not hold restricted securities.

(g) SHORT SALES

Certain Funds may sell securities short. Short sales are transactions in which a Fund sells a security that it does not own in anticipation of a decline in the value of that security. To complete such a transaction, a Fund must borrow the security to deliver to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it in the open market at some later date. The Fund bears the risk of a loss if the market price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in value between those dates. There can be no assurance that securities necessary to cover a short position will be available for purchase. All short sales must be fully collateralized. The Fund maintains collateral consisting of cash, U.S. government securities or other liquid assets in an amount at least equal to the value of their respective short positions. The Fund is liable for any dividends or interest payable on securities while those securities are in a short position. The Fund typically intends to hold securities sold short for the short term; therefore, they are excluded from the purchases and sales of investments in Note 9 and the Fund’s Portfolio Turnover Calculation in the Financial Highlights. No Funds held securities sold short as of December 31, 2017.

(h) DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES

The Funds may invest in derivatives in order to meet their investment objectives. The risk in using derivatives varies depending upon the structure of the instruments. All open derivative positions at period-end are presented in the Funds’ Schedules of Investments. The following is a description of the derivative instruments the Funds utilize, including the primary underlying risk exposures related to each instrument type.

Forward Foreign Currency Exchange Contracts: Adaptive Growth Fund enters into forward foreign currency exchange contracts in connection with its investment objective in order to gain exposure to, or hedge against, changes in the value of equities, commodities, interest rates or foreign currencies, or to gain exposure to momentum, which is defined as the continuation of recent price trends, across a variety of global markets and asset classes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund remains subject to credit risk with respect to the amount it expects to receive from counterparties. However, the Fund has sought to mitigate these risks by generally requiring the posting of collateral at prearranged exposure levels to cover its exposure to the counterparty.

Futures: Adaptive Growth Fund, Tactical Plus Fund, and Trend Fund invest in futures contracts to gain exposure to, or hedge against, changes in the value of equities, commodities, interest rates or foreign currencies, or to gain exposure to momentum. A futures contract

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Notes to Financial Statements

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represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. The underlying asset is not physically delivered. Futures contracts are valued at their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the clearinghouse to secure the Fund’s performance. The clearinghouse also requires daily settlement of variation margin representing changes in the value of each contract. Fluctuations in the value of the contracts are recorded as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as net realized gain (loss) on futures contracts. The primary risks associated with the use of futures contracts are imperfect correlation between changes in fair values of the underlying assets and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty.

Options Writing/Purchasing: MLP Energy Fund writes equity call options with the purpose of generating realized gains from premiums as a means to enhance distributions to the Fund’s common shareholders. Tactical Plus Fund may purchase and write put and call options on broad-based stock indices and on individual securities as part of its investment strategy and for hedging purposes. Adaptive Growth Fund may purchase and write options, including swaptions, as part of its investment strategy.

A call option on a security is a contract that gives the holder of such call option the right to buy the security underlying the call option from the writer of such call option at a specified price at any time during the term of the option. A put option gives the holder of such put option the right to sell the underlying security to the writer of such put option at a specified price at any time during the term of the option. When purchasing options, the Funds pay a premium which is recorded as the cost basis of the option and which is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When an option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain or loss on the transaction. When Funds write an option, an amount equal to the net premium received by the Fund is recorded as a liability and is subsequently marked to market to reflect the current value of the option written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine the realized gains or losses. As the writer of a covered call option, during the option’s life, the Fund gives up the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but the Fund retains the risk of loss should the price of the underlying security decline.

A swaption is an option that gives the buyer the right, but not the obligation, to enter into a swap on a future date in exchange for paying a premium. A receiver swaption gives the owner the right to receive the total return of a specified asset, reference rate, or index. A payer swaption gives the owner the right to pay the total return of a specified asset, reference rate, or index.

Swap Agreements: As of December 31, 2017, Adaptive Growth Fund and Trend Fund invested in swap agreements in accordance with their investment objectives to gain exposure to a variety of nontraditional risk premiums.

A Fund may enter into equity, interest rate, index, currency rate, and other types of swap agreements in an attempt to obtain a particular return without the need to actually purchase the reference asset. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund’s exposure to long-term or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates.

Swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a “basket” of securities representing a particular index.

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Notes to Financial Statements

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The following is a summary of the fair value of derivative instruments held directly by the Funds as of December 31, 2017, and where such derivatives are recorded:

	Assets			Liabilities
Fund	Investments, at Value*	Variation Margin on Futures Contracts^	Unrealized Gain on Swap Agreements	Unrealized Depreciation on Forward Foreign Currency Exchange Contracts	Variation Margin on Futures Contracts^	Written Options, at Value
Commodity Risk Exposure:
Adaptive Growth Fund	$—	$897,806	$—	$—	$167,727	$—
Trend Fund	—	936,990	—	—	258,841	—
Credit Risk Exposure:
Adaptive Growth Fund	10,139,816	—	—	—	—	—
Equity Risk Exposure:
Adaptive Growth Fund	—	234,725	245,161	—	404,420	—
MLP Energy Fund	—	—	—	—	—	978,660
Tactical Plus Fund	176,792	—	—	—	51,242	—
Trend Fund	—	146,824	23,333	—	269,945	—
Foreign Exchange Rate Risk Exposure:
Adaptive Growth Fund	—	—	—	83,840	—	—
Interest Rate Risk Exposure:
Adaptive Growth Fund	—	108,029	—	—	287,393	—
Trend Fund	—	81,930	—	—	153,060	—

* Includes purchased options contracts and swaptions.

^ Includes cumulative appreciation/depreciation on futures contracts as reported in the Schedules of Investments. Only the current day’s net variation margin is reported in the Statements of Assets and Liabilities.

The following is a summary of the effect of derivative instruments on the Statements of Operations for the year ended December 31, 2017:

	Realized Gain (Loss) on Derivatives Recognized as a Result from Operations
	Net realized gain/(loss) on investments and foreign currency translations*	Net realized loss on forward foreign currency exchange contracts	Net realized gain on written options	Net realized gain/(loss) on futures contracts	Net realized gain/(loss) on swap agreements
Commodity Risk Exposure:
Adaptive Growth Fund	$—	$—	$—	$(750,889)	$—
Trend Fund	—	—	—	(3,808,722)	—
Credit Risk Exposure:
Adaptive Growth Fund	3,106,934	—	—	—	—
Equity Risk Exposure:
Adaptive Growth Fund	—	—	—	5,124,726	42,271
MLP Energy Fund	—	—	7,942,402	—	—
Tactical Plus Fund	(1,829,703)	—	387,365	4,660,311	—
Trend Fund	—	—	—	5,772,308	(332,718)
Foreign Exchange Rate Risk Exposure:
Adaptive Growth Fund	—	(187,976)	—	—	—
Interest Rate Risk Exposure:
Adaptive Growth Fund	—	—	—	1,021,608	—
Tactical Plus Fund	—	—	—	(120,296)	—
Trend Fund	—	—	—	(1,833,971)	—

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Notes to Financial Statements

December 31, 2017

	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized as a Result of Operations
Fund	Change in unrealized appreciation/ depreciation on investments*	Change in unrealized appreciation/ depreciation on forward foreign currency exchange contracts	Change in unrealized appreciation/ depreciation on written options	Change in unrealized appreciation/ depreciation on futures contracts	Change in unrealized appreciation/ depreciation on swap agreements
Commodity Risk Exposure:
Adaptive Growth Fund	$—	$—	$—	$1,751,388	$—
Trend Fund	—	—	—	2,321,125	—
Credit Risk Exposure:
Adaptive Growth Fund	83,473	—	—	—	—
Equity Risk Exposure:
Adaptive Growth Fund	—	—	—	(361,732)	234,114
MLP Energy Fund	—	—	1,635,060	—	—
Tactical Plus Fund	84,473	—	(9,939)	(30,149)
Trend Fund	—	—	—	(91,492)	19,190
Foreign Exchange Rate Risk Exposure:
Adaptive Growth Fund	—	(291,466)	—	—	—
Interest Rate Risk Exposure:
Adaptive Growth Fund	—	—	—	(548,554)	—
Trend Fund	—	—	—	(369,842)	—

* Includes purchased options contracts and swaptions.

As described above, the Funds utilized derivative instruments to achieve their investment objectives during the year ended December 31, 2017. The Funds may enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar agreements with their derivative contract counterparties whereby the Funds may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. Under the current ISDA Master Agreements in place, the Funds are subject to master netting agreements (“MNA”) that allow for amounts owed between each Fund and the counterparty to its transactions to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The MNA do not apply to amounts owed to or from different counterparties. Under the current ISDA Master Agreements in place with Goldman Sachs, MNA apply only to amounts owed in the same currency and in respect of the same transaction.

The following table provides additional disclosures regarding the derivative assets net of amounts available for offset under a MNA and net of the collateral received as of December 31, 2017:

Fund	Gross Amounts of Recognized Assets	Gross Amounts Available for Offset	Net Amounts of Assets^	Cash Collateral Received	Net Amount
Adaptive Growth Fund
Swap Agreements	$245,161	$—	$245,161	$—	$245,161
Purchased swaptions	10,139,816	—	10,139,816	—	10,139,816

Total swap agreements and purchased swaptions	$10,384,977	$—	$10,384,977	$—	$10,384,977

Trend Fund
Swap Agreements	$23,333	$—	$23,333	$—	$23,333

Total swap agreements	$23,333	$—	$23,333	$—	$23,333

^ Amounts for swap agreements and purchased swaptions are reflected in the Statements of Assets and Liabilities as Unrealized Gain on Swap Agreements and Investments at Value, respectively.

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Notes to Financial Statements

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The following table provides additional disclosures regarding the derivative liabilities net of amounts available for offset under a MNA and net of collateral pledged as of December 31, 2017:

Fund	Gross Amounts of Recognized Liabilities	Gross Amounts Available for Offset	Net Amounts of Liabilities*	Financial Instruments Pledged	Cash Collateral Pledged	Net Amount
Adaptive Growth Fund
Forward Foreign Currency Exchange Contracts	$83,840	$—	$83,840	$83,840	$—	$—

Total Forward Foreign Currency Exchange Contracts	$83,840	$—	$83,840	$83,840	$—	$—

* Amounts for forward foreign currency exchange contracts are reflected in the Statements of Assets and Liabilities as Unrealized Depreciation on Forward Foreign Currency Exchange Contracts.

The following is a summary of the average monthly notional value of futures contracts, options, swap agreements and forward foreign currency exchange contacts purchased and sold by the Funds for the year ended December 31, 2017, as well as the respective notional amount outstanding as of December 31, 2017:

	Average Month-end Notional Value	Notional Value Outstanding at December 31, 2017
Adaptive Growth Fund
Futures contracts purchased	$130,106,773	$129,000,045
Futures contracts sold	4,157,480	422,544
Swaptions	73,937,598	76,669,300
Equity swap agreements—long	1,403,499	1,969,086
Total return swap agreements	909,534	11,823,945
Forward foreign currency exchange contracts	4,441,578	5,080,097
MLP Energy Fund
Written call options	$70,992,186	$43,759,287
Tactical Plus Fund
Futures contracts purchased	$21,991,464	$29,873,915
Futures contracts sold	214,897	—
Purchased put options	13,921,086	21,388,880
Purchased call options	386,286	5,021,720
Written put options	2,223,099	—
Trend Fund
Futures contracts purchased	$94,016,700	$88,785,144
Futures contracts sold	70,380,134	29,029,149
Equity swap agreements—long	666,196	648,640
Equity swap agreements—short	265,164	—

(i) CASH MANAGEMENT TRANSACTIONS

The Funds may hold cash balances in bank demand deposit accounts with the Funds’ custodian, Citibank, N.A. (“Citibank”). Such amounts are readily accessible to purchase investments or pay Fund expenses. The Funds consider liquid assets deposited in a bank demand deposit account to be cash equivalents. Cash and cash equivalents are valued at cost plus any accrued interest. The Funds may maintain demand deposit accounts that have an aggregate value in excess of Federal

Deposit Insurance Corporation (“FDIC”) insurance limits. As a result, the Funds may be exposed to credit risk in the event of insolvency or other failure of Citibank to meet its obligations.

(j) CFTC REGULATION

The CFTC adopted rules to harmonize conflicting United States Securities and Exchange Commission (the “SEC”) and CFTC disclosure, reporting and recordkeeping requirements for registered investment

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Notes to Financial Statements

December 31, 2017

companies that do not meet an exemption from the definition of commodity pool. The harmonization rules provide that the CFTC will accept the SEC’s disclosure, reporting, and recordkeeping regime as substituted compliance for substantially all of the otherwise applicable CFTC regulations as long as such investment companies meet the applicable SEC requirements.

With respect to MLP Energy Fund, SCA has claimed an exemption from the definition of the term “commodity pool operator” under CFTC Regulation 4.5 of the Commodity Exchange Act (“CEA”). As such, MLP Energy Fund is not currently subject to registration or regulation as commodity pools under the CEA.

With respect to Adaptive Growth Fund and Trend Fund, Salient Advisor has not renewed, or with respect to Tactical Plus Fund, made an initial filing under CFTC Regulation 4.5 of the CEA. Salient Advisor meets the definition of a commodity pool operator with respect to these Funds, and each will be subject to regulation by the CFTC as commodity pools.

(k) DISTRIBUTIONS TO SHAREHOLDERS

Dividends from net investment income, if any, are declared and paid at least annually. Distributions from net realized capital gains, if any, are normally distributed annually and may include short-term capital gains. All net short-term capital gains are included in ordinary income for tax purposes. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay, at the end of the calendar year, a special distribution to comply with requirements under the Code.

For MLP Energy Fund, the character of distributions made during the year from net investment income or net capital gains may differ from its ultimate characterization for federal income tax purposes.

The amount of distributions from net investment income and net realized gains is determined in accordance with federal income tax regulations which may differ from U.S. GAAP. These “book/tax” differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, differing treatment on certain investments, net operating loss, distribution reclassification, certain gain/loss and certain distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require a reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as return of capital.

(l) RETURN OF CAPITAL ESTIMATES

Distributions received from MLP Energy Fund’s investments in MLPs generally are comprised of income, capital gains and return of capital. MLP Energy Fund records investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on historical information available from each MLP and other industry sources. These estimates may subsequently be revised based on information received from MLPs after their tax reporting periods are concluded.

For the year ended December 31, 2017, MLP Energy Fund estimated that approximately 100% of the MLP distributions received would be treated as a return of capital. MLP Energy Fund recorded as return of capital the amount of $51,988,342 of dividends and distributions received from its investments. Net realized loss was decreased by $28,936,537 and change in net unrealized appreciation/depreciation was decreased by $23,051,805 the accompanying Statements of Operations, attributable to the recording of such distributions as a reduction in the cost basis of investments.

(m) FEDERAL AND OTHER TAXES

The Funds intend to continue to comply with the requirements of the Code applicable to regulated investment companies and to distribute all of their taxable income to shareholders. Also, in order to avoid the payment of any federal excise taxes, the Funds will distribute substantially all of their net investment income and net realized gains on a calendar year basis.

For the tax years ended 2014 through 2017, and for all major jurisdictions, management of the Funds has evaluated the tax positions taken or expected to be taken in the course of preparing their tax returns to determine whether the tax positions will “more-likely-than-not” be sustained by the Funds upon challenge by the applicable tax authority. Tax positions not deemed to meet the more-likely than- not threshold and that would result in a tax benefit or expense to the Funds would be recorded as a tax benefit or expense in the current period. For the year ended December 31, 2017, the Funds did not recognize any amounts for unrecognized tax benefit/expense. A reconciliation of unrecognized tax benefit/expense is not provided herein, as the beginning and ending amounts of unrecognized tax benefit/expense are zero, with no interim additions, reductions or settlements.

67

Notes to Financial Statements

December 31, 2017

Adaptive Growth Subsidiary and Trend Subsidiary (individually a “Subsidiary”, collectively the “Subsidiaries”) are exempted Cayman investment companies for tax purposes. The Subsidiaries have made applications to the Governor-in-Council of the Cayman Islands for, and have received, an undertaking exempting each Subsidiary from all local income, profits and capital gains taxes for a period of 20 years. Currently, no such taxes are levied in the Cayman Islands.

The Subsidiaries are Controlled Foreign Corporations (“CFCs”) for U.S. income tax purposes, and are therefore not subject to U.S. income tax. However, as wholly-owned CFCs, each Subsidiary’s net income and capital gains to the extent of their earnings and profits, are consolidated into Adaptive Growth Fund’s and Trend Fund’s investment companies taxable income, respectively.

For all open tax years and for all major jurisdictions, management of Adaptive Growth Subsidiary and Trend Subsidiary have concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Management is also not aware of any tax positions for which it is reasonably possible that the total amounts of uncertain unrecognized tax benefits will significantly change in the next twelve months.

(n) ALLOCATIONS

Expenses directly related to a Fund are charged directly to that Fund. Other operating expenses of the Trust not directly related to a Fund are prorated to each Fund in the Trust on the basis of relative net assets or another appropriate basis. Income, expenses, and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets, except that for Tactical Plus Fund, each class separately bears expenses related specifically to that class, such as transfer agent fees, state registration fees, printing and 12b-1 fees. Fees provided under a distribution (Rule 12b-1 of the 1940 Act) plan and administrative service fees paid to intermediaries or financial institutions for a particular class of a Fund are charged to the expenses of such class.

Class specific expenses for Tactical Plus Fund for the year ended December 31, 2017 were as follows:

Tactical Plus Fund	Class A Specific Expenses	Class C Specific Expenses	Class I Specific Expenses	Class F Specific Expenses
Registration and filing fees	$13,832	$13,696	$13,991	$15,100
Transfer agent fees	15,307	15,482	15,619	15,298
Printing fees	2,405	268	932	5,213

(o) REFLOW TRANSACTIONS

Certain Funds may participate in ReFlow, a program designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to a Fund for participating in ReFlow are generally expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of any Fund. The Board has adopted certain procedures to govern the Funds’ participation in ReFlow. ReFlow fees that were incurred by the Funds during the year ended December 31, 2017 are recorded in the Statement of Operations, if applicable.

3. FAIR VALUE MEASUREMENTS

A three-tier hierarchy has been established to classify fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability that are developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability that are developed based on the best information available.

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Notes to Financial Statements

December 31, 2017

Various inputs are used in determining the value of each Fund’s investments as of the reporting period end. The designated input levels are not necessarily an indication of the risk or liquidity associated with these investments. These inputs are categorized in the following hierarchy under applicable financial accounting standards:

Level 1—Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that a Fund has the ability to access at the measurement date. Investments in any underlying open-ended investment companies are valued at their net asset value daily and classified as Level 1.

Level 2—Quoted prices in markets which are not active, quoted prices for similar assets or liabilities in active markets or inputs other than quoted prices that are observable (either directly or indirectly) for substantially the full term of the asset or liability.

Level 3—Significant unobservable prices or inputs (including the Fund’s own assumptions in determining the fair value of investments) where there is little or no market activity for the asset or liability at the measurement date.

The following tables summarize the Funds’ investments and derivative financial instruments categorized in the disclosure hierarchy as of December 31, 2017:

Investments in Securities	Level 1	Level 2	Level 3	Total
Adaptive Growth Fund
Common Stocks(a)	$11,823,945	$—	$—	$11,823,945
Purchased Swaptions	—	10,139,816	—	10,139,816

Total	$11,823,945	$10,139,816	$—	$21,963,761

MLP Energy Fund
Master Limited Partnerships and Related Companies(a)	$1,317,719,662	$—	$—	$1,317,719,662

Total	$1,317,719,662	$—	$—	$1,317,719,662

Tactical Plus Fund
Exchange-Traded Funds(a)	$7,429,616	$—	$—	$7,429,616
Purchased Options	176,792	—	—	176,792
Money Market Fund	22,953,840	—	—	22,953,840

Total	$30,560,248	$—	$—	$30,560,248

(a) For detailed descriptions of industry or country see the accompanying Schedule of Investments.

Other Financial Instruments(a)	Level 1	Level 2	Level 3	Total
Adaptive Growth Fund
Assets
Futures Contracts	$1,240,560	$—	$—	$1,240,560
Swap Agreements	—	245,161	—	245,161
Liabilities
Futures Contracts	(859,540)	—	—	(859,540)
Forward Foreign Currency Exchange Contracts	—	(83,840)	—	(83,840)

Total	$381,020	$161,321	$—	$542,341

MLP Energy Fund
Assets
Written Options	$74,532	$—	$—	$74,532
Liabilities
Written Options	(367,906)	—	—	(367,906)

Total	$(293,374)	$—	$—	$(293,374)

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Notes to Financial Statements

December 31, 2017

Other Financial Instruments(a)	Level 1	Level 2	Level 3	Total
Tactical Plus Fund
Liabilities
Futures Contracts	$(51,242)	$—	$—	$(51,242)

Total	$(51,242)	$—	$—	$(51,242)

Trend Fund
Assets
Futures Contracts	$1,165,744	$—	$—	$1,165,744
Swap Agreements	—	23,333	—	23,333
Liabilities
Futures Contracts	(681,846)	—	—	(681,846)

Total	$483,898	$23,333	$—	$507,231

(a) Other financial instruments include any derivative instruments not reflected in the Schedules of Investments as Investment Securities, such as forward foreign currency exchange contracts, futures contracts, swap agreements and written options. These investments are generally presented as other assets and liabilities in the Schedules of Investments at the unrealized gain or loss on the investment.

The Funds recognize transfers between levels as of the end of the annual period in which the transfer occurred. For the year ended December 31, 2017 there were no transfers between Level 1 and Level 2 securities.

For the year ended December 31, 2017, no Funds had transfers between the fair value levels designated in the preceding table and unobservable inputs (Level 3) used in determining fair value. Therefore, a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value is not applicable.

4. INVESTMENT MANAGEMENT SERVICES

In consideration of the advisory and other services provided by each investment advisor, under the terms of the Investment Management Agreement between Salient Advisor and Adaptive Growth Fund, Tactical Plus Fund, and Trend Fund and between SCA and MLP Energy Fund, Salient Advisor and SCA are entitled to receive a fee calculated daily and payable monthly at the following annual rates, as of December 31, 2017, based on each Fund’s average daily net assets:

Fund	Investment Advisory Fee
Adaptive Growth Fund	0.95%

MLP Energy Fund	0.95%

Tactical Plus Fund	1.45%

Trend Fund	0.95%

The Trust and Salient Advisor have entered into an investment sub-advisory agreement with the Sub-advisor for Tactical Plus Fund. Pursuant to this agreement, the Sub-Advisor provides investment sub-advisory services to the Fund and is entitled to receive a fee from Salient Advisor calculated daily and payable monthly at the annual rate of 0.725% of the Fund’s average daily net assets.

Expense Limitations: Salient Advisor and SCA have entered into Expense Limitation Agreements which limit the total expenses (exclusive of brokerage and transactional costs, interest, taxes, short dividend expense, acquired fund fees and expenses, expenses associated with Adaptive Growth Subsidiary and Trend Subsidiary, litigation and extraordinary expenses) of certain classes of the Funds, through a specified date. In addition,

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Notes to Financial Statements

December 31, 2017

Salient Advisor or SCA may voluntarily reimburse additional expenses of certain classes of certain Funds. Following are the annual expense limitation rates and expiration dates for the Funds with an Expense Limitation Agreement:

Fund	Class A	Class C	Class I	Class F	Class R6	End Date
Adaptive Growth Fund	1.55%	2.30%	1.30%	N/A	N/A	April 30, 2018
MLP Energy Fund	1.55%	2.30%	1.30%	N/A	None	April 30, 2018
Tactical Plus Fund	2.05%	2.80%	1.80%	1.49%	N/A	April 30, 2018
Trend Fund	1.55%	2.30%	1.30%	N/A	N/A	April 30, 2018

Pursuant to the Expense Limitation Agreements, each Fund will reimburse the investment advisor for any fee waivers and expense reimbursements made by the investment advisor, provided that any such reimbursements made by a Fund to the investment advisor will not cause the Fund’s expense limitation to exceed the expense limitation in existence at the time the expenses were incurred or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years following the year in which the expenses were incurred.

For the year ended December 31, 2017, the fee waivers and/or reimbursements were as follows:

Fund	Fees Waived/ Reimbursed by Advisor	Recoupment of Past Waived Fees by Advisor	Total
Adaptive Growth Fund
Class A	$8,316	$—	$8,316
Class C	7,197	—	7,197
Class I	194,651	—	194,651
Tactical Plus Fund
Class A	66,735	—	66,735
Class C	32,324	—	32,324
Class I	40,757	—	40,757
Class F	170,959	—	170,959
Trend Fund
Class A	11,790	—	11,790
Class C	1,301	—	1,301
Class I	203,809	—	203,809

As of December 31, 2017, the balances of recoupable expenses for each Fund were waived in the following years:

Fund	2015	2016	2017	Total
Adaptive Growth Fund
Class A	$7,333	$10,247	$8,316	$25,896
Class C	3,214	5,392	7,197	15,803
Class I	81,920	142,168	194,651	418,739
Tactical Plus Fund
Class A	40,029	57,377	66,735	164,141
Class C	30,425	21,351	32,324	84,100
Class I	33,282	25,940	40,757	99,979
Class F	242,827	181,640	170,959	595,426
Trend Fund
Class A	13,210	11,641	11,790	36,641
Class C	1,141	1,612	1,301	4,054
Class I	142,627	150,127	203,809	496,563

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Notes to Financial Statements

December 31, 2017

5. DISTRIBUTION AGREEMENT

Foreside Fund Services, LLC, (“Foreside”), serves the Trust as distributor (the “Distributor’’). The Trust has adopted a Distribution Plan and Agreement (the “Distribution Plan’’) pursuant to Rule 12b-1 under the 1940 Act.

Each Fund may pay financial intermediaries such as broker-dealers, investment advisors (“Authorized Firms”) and the Distributor up to 0.25% and 1.00%, on an annualized basis, of the average daily net assets attributable to Class A and Class C shares, respectively, as compensation for service and distribution-related activities and/or shareholder services with respect to Class A and Class C shares, respectively.

The Funds pay fees to certain intermediaries or financial institutions for recordkeeping, sub-accounting services, transfer agency and other administrative services as reflected in the Statements of Operations as “Administrative services fees.”

6. SERVICE PROVIDERS

ALPS Fund Services, Inc. (“AFS”) serves as the Funds’ administrator.

FIS Investor Services, LLC serves as the transfer agent and dividend paying agent for the Funds.

Citibank, N.A. serves as the Funds’ custodian.

Foreside serves the Trust as distributor.

7. TRUSTEE AND OFFICER FEES

Each Fund’s operations are managed under the direction and oversight of the Board of Trustees. The Board of Trustees appoints officers of the Trust who are responsible for the Funds’ day-to-day business decisions based on policies set by the Board of Trustees. The officers serve at the pleasure of the Board of Trustees.

The Funds do not pay any compensation directly to the officers or trustees who are also trustees, officers or employees of Salient Management or its affiliates, except as noted below. As of December 31, 2017, there were ten Trustees, eight of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Trustees of the Trust may also serve as trustees of other registered investment companies managed by the Advisor and its affiliates, including Forward Funds Trust (together with the Trust, the “Trusts”). Each Fund within the Trusts pays Independent Trustees an allocated portion of the retainer of $60,000 per year. Each Fund within the Trusts pays Independent Trustees an allocated portion of the amounts of: $6,250 for attendance in person at a regular meeting and $2,500 for attendance by telephone at a regular meeting; $3,750 for attendance in person or by video conference at a special meeting that is not held in conjunction with a regular meeting and $1,500 for attendance by telephone at a special meeting that is not held in conjunction with a regular meeting; and $1,500 per day for participation in Trust-related meetings not held in conjunction with a meeting. The Chairman of the Board of Trustees, the Chairman of the Audit Committee, the Chairman of the Nominating Committee and the Chairman of the Compliance Committee receive a special retainer fee in the amount of $25,000, $12,500, $7,500 and $7,500, respectively per year. In addition, each member of the Audit Committee, Nominating Committee and Compliance Committee receive $1,000, respectively per year. In the interest of retaining Independent Trustees of the highest quality, the Board intends to periodically review such compensation and may modify it as the Board deems appropriate. The interested Trustees receive no compensation from the Funds. In addition, Independent Trustees receive reimbursements for reasonable out-of-pocket expenses incurred for their services as a Trustee, including for the transportation and other expenses that they incur in attending meetings.

The Chief Compliance Officer of the Funds (“CCO”) is an employee of, and is compensated by, Salient Management. The Funds have agreed to pay the Advisor approximately $206,000 per year as (i) an allocated portion of the compensation of an officer or employee of the Advisor to serve as CCO for the Funds (plus the cost of reasonable expenses related to the performance of the CCO’s duties, including travel expenses), and (ii) an allocation of the expenses of other officers or employees of the Advisor who serve in other compliance capacities for the Funds. The Board approves annually an allocation of such costs among such personnel, and each Fund bears its pro rata share of such expense. Other affiliated funds and registered investment companies managed by the Advisor pay additional compensation for the same purposes.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liability arising out of the performance of their duties with respect to the Funds. In addition, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with vendors and others that provide general indemnification. Each Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust and/or the Funds. Based on experience, however, the Funds expect the risk of loss to be remote.

72

Notes to Financial Statements

December 31, 2017

9. PURCHASES AND SALES OF INVESTMENTS

The aggregate cost of security purchases and proceeds from sales of securities (excluding short-term investments) during the year ended December 31, 2017, were as follows:

Fund	Cost of Investments Purchased	Proceeds from Investments Sold
Adaptive Growth Fund	$11,998,274	$—
MLP Energy Fund	466,207,543	464,023,441
Tactical Plus Fund	79,303,877	71,707,335
Trend Fund	—	—

10. TAX BASIS INFORMATION

Income and long-term capital gain distributions are determined in accordance with Federal income tax regulations, which may differ from GAAP.

The tax character of dividends paid to shareholders during the applicable tax year ended in 2017 was as follows:

Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
December 31, 2017
Adaptive Growth Fund	$4,366,380	$1,011,031	$5,377,411	$—	$5,377,411
Trend Fund	418,758	—	418,758	—	418,758
November 30, 2017
MLP Energy Fund	7,419,636	—	7,419,636	78,129,843	85,549,479
Tactical Plus Fund	215,782	781,923	997,705	—	997,705

The tax character of dividends paid to shareholders during the applicable tax year ended in 2016 was as follows:

	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Return of Capital	Total Distributions Paid
December 31, 2016
Adaptive Growth Fund	$4,569,826	$4,187,349	$8,757,175	$—	$8,757,175
Trend Fund	3,000,006	—	3,000,006	—	3,000,006
November 30, 2016
MLP Energy Fund	27,287,028	—	27,287,028	54,543,342	81,830,370
Tactical Plus Fund	—	447,572	447,572	—	447,572

As of the latest tax year ended, as noted below, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Accumulated Capital Gains/Losses	Undistributed Ordinary Income	Net Unrealized Appreciation/ Depreciation	Other Cumulative Effect of Timing Differences	Total
December 31, 2017
Adaptive Growth Fund	$285,653	$617,036	$1,102,196	$—	$2,004,885
Trend Fund	(2,952,359)	—	731,726	—	(2,220,633)
November 30, 2017
MLP Energy Fund	(438,466,332)	—	(161,331,030)	(892,306)	(600,689,668)
Tactical Plus Fund	2,316,699	—	(26,336)	(189,577)	2,100,786

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are primarily due to deferral of losses on wash sales and tax treatment of certain investments.

73

Notes to Financial Statements

December 31, 2017

The following information is provided on a tax basis as of December 31, 2017 and includes investments and derivatives, and excludes foreign currency:

Fund	Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation) Before Taxes	Net Unrealized Appreciation/ (Depreciation) After Taxes
Adaptive Growth Fund	$21,605,133	$13,983,485	$(12,941,652)	$1,041,833	$1,041,833
MLP Energy Fund	1,385,234,970	279,615,472	(347,424,154)	(67,808,682)	(68,762,417)
Salient Tactical Plus Fund	30,526,079	51,801	(68,874)	(17,073)	(17,073)
Salient Trend Fund	—	1,355,230	(681,847)	673,383	673,383

Under current tax law, capital losses and specified ordinary losses realized after October 31st and non-specified ordinary losses incurred after December 31st (ordinary losses collectively known as “qualified late year ordinary loss”) may be deferred and treated as occurring on the first business day of the following fiscal year. As of December 31, 2017, the Funds had the following deferred losses:

Fund	Post-October Capital Loss Deferred	Qualified Late Year Ordinary Loss Deferred	Total
November 30, 2017
Tactical Plus Fund	$—	$189,577	$189,577

As of the end of the applicable tax year ended in 2017, the Fund(s) had the following net capital loss carry forwards (“CLCFs”). It is the Board’s intent that the Funds will not distribute any realized gain distributions until the CLCFs have been offset or expire.

Fund	Short-Term Amount	Long-Term Amount	Total
December 31, 2017
Trend Fund	$2,952,359	$—	$2,952,359
November 30, 2017
MLP Energy Fund	115,824,063	322,642,269	438,466,332

Trend Fund utilized capital loss carryovers during the year ended December 31, 2017 of $2,175,157.

At the time of liquidation (see note 1), MLP Subsidiary, which was a Subchapter C corporation for federal income tax purposes, had a deferred tax liability attributable to unrealized gains on investments which were transferred to MLP Energy Fund. Accordingly, a deferred tax liability in the amount of $3,689,597 attributable to these “built in gains” (“BIG”) was recorded on the books of MLP Energy Fund. Federal income tax rules require that MLP Energy Fund treat any BIG related gains recognized on the transferred assets during the 5 year period following the date of transfer as subject to Subchapter C corporate income taxation to the extent such recognized BIG amounts do not exceed the unrealized gain on the transfer date. If the unrealized gain on the transferred assets is not recognized with the 5 year period following the transfer date, no Subchapter C corporate income taxes will apply to MLP Energy Fund. As of December 31, 2017, MLP Energy Fund has a deferred tax liability (attributable to unrealized gain on MLP Subsidiary investment securities) of $953,735.

H.R. 1, commonly referred to as the Tax Cuts and Jobs Act of 2017, was signed into law on December 22, 2017. Effective January 1, 2018, the United States corporate tax rate is permanently reduced from 35% to 21%. As the law was enacted prior to the year ended December 31, 2017, MLP Energy Fund remeasured the net deferred tax liability at the reduced corporate tax rate and recognized a deferred tax benefit of approximately $425,000. This amount was immaterial to the net assets of the Fund and is reflected in the Statement of Operations. The Fund does not expect the other significant changes in the Tax Cuts and Jobs Act of 2017 to materially impact the net assets of the Fund.

With respect to MLP Energy Fund, NOLs (Net Operating Losses) are available to be carried back up to two years to offset past taxable income of MLP Subsidiary or carried forward up to 5 years from the date of the transfer of the investments (the “Holding Period”). SCA does not intend on liquidating these investments prior to the end of the Holding Period. CLCF’s are available to be carried back up to three years to offset past capital gains or carried forward up to five years to offset future capital gains. As of December 31, 2017, MLP Energy Fund has no CLCF’s and NOLs related to MLP Subsidiary.

74

Notes to Financial Statements

December 31, 2017

In accordance with U.S. GAAP, the Funds have made reclassifications among their capital accounts. These reclassifications are intended to adjust the components of the Funds’ net assets to reflect the tax character of permanent book/tax differences and have no impact on the net assets or the net asset value of the Funds. As of December 31, 2017, the Funds made reclassifications to increase or (decrease) the components of the net assets detailed below:

Fund	Paid-in Capital	Accumulated Net Investment Income (Loss)	Accumulated Net Realized Gains (Loss)
December 31, 2017
Adaptive Growth Fund	$(811,426)	$1,699,477	(888,051)
Trend Fund	(5,414,820)	481,577	4,933,243
November 30, 2017
MLP Energy Fund	57,856	(40,545,031)	40,487,175
Tactical Plus Fund	(210,686)	275,622	(64,936)

Included in the amounts reclassified was a net operating loss offset to Paid-In Capital of:

Fund	Total
Tactical Plus Fund	$210,686
Trend Fund	531,866

11. SCHEDULE OF INVESTMENTS

The investment categories used in this report may differ from the industry classification categories used for determining compliance with industry concentration restrictions and requirements applicable to each of the Funds.

12. AFFILIATED COMPANIES

As defined by the 1940 Act, an affiliated company is one in which a Fund owns 5% or more of the outstanding voting securities or a company that is under common ownership or control. During the year ended December 31, 2017, MLP Energy Fund owned 5% or more of the outstanding voting securities of the securities identified in the table below.

The purchases, sales, dividend income, realized capital gains, change in unrealized appreciation/(depreciation), shares and value of investment of MLP Energy Fund in affiliated companies for the year ended December 31, 2017 were as follows:

MLP Energy Fund

Security Name	Beginning Shares	Gross Purchases		Gross Sales	Ending Shares	Value 12/31/17	Dividend Income		Change in Unrealized Appreciation/ (Depreciation)	Realized Gain/(Loss)
Investments in affiliates no longer affiliated as of December 31, 2017
Master Limited Partnerships and Related Companies
Enbridge Energy Management LLC	4,036,989	669,282	(a)	(353,305)	4,352,966	$58,286,215	$—		$(40,773,227)	$(5,323,053)
NRG Yield, Inc., Class A	1,758,161	—		(1,070,519)	687,642	12,962,052	—	(b)	3,694,497	2,244,600

Total						$71,248,267	$—		$(37,078,730)	$(3,078,453)

(a) Included within the Gross Purchases amount is 294,592 shares related to distribution in-kind stock dividend transactions.

(b) MLP Energy Fund received $1,348,816 of dividend income from the security during the year ended December 31, 2017. MLP Energy Fund estimated that approximately 100% of the dividend income received would be treated as return of capital.

13. SEC REGULATIONS

On October 13, 2016, the SEC amended Regulation S-X to require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. Effective August 1, 2017, the Funds adopted disclosure requirement changes for Regulation S-X and these changes are reflected throughout this report. The adoption of these amendments, effective with the financial statements prepared as of December 31, 2017, had no effect on the Funds’ net assets or results of operations.

14. SUBSEQUENT EVENTS

The Funds have evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no adjustments were required to the financial statements as of December 31, 2017. However, the following are details relating to the subsequent events through the date the financial statements were issued.

75

Notes to Financial Statements

December 31, 2017

The following information applies to Tactical Plus Fund only:

Effective February 1, 2018, Salient Advisor has agreed to limit Tactical Plus Fund’s operating expenses (exclusive of taxes, brokerage and transactional expenses, borrowing and other investment-related costs and fees including interest and commitment fees, short dividend expense, acquired fund fees paid indirectly, litigation and extraordinary expenses) for Class A, Class C, Class I and Class F to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.65%, 2.40%, 1.40%, and 1.09%, respectively until April 30, 2019.

The Funds file a complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q was filed for the quarter ended September 30, 2017. The Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the Funds’ proxy voting policies and procedures and how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2017 are available (i) without charge, upon request, by calling 1-800-994-0755 and (ii) on the SEC’s website at www.sec.gov

76

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees

Salient MF Trust:

Opinion on the Financial Statements and the Consolidated Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Salient MLP & Energy Infrastructure Fund and Salient Tactical Plus Fund (collectively, the “Funds”) and the consolidated statements of assets and liabilities, including the consolidated schedules of investments, of Salient Adaptive Growth Fund and Subsidiary and Salient Trend Fund and Subsidiary, (collectively, the “Consolidated Funds”) as of December 31, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended of the Funds, and the consolidated statements of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended of the Consolidated Funds, and the related notes (collectively, the “financial statements” and the “consolidated financial statements” for the Funds and Consolidated Funds, respectively) and the financial highlights for each of the periods in the five-year period then ended (calendar year-ended) of the Funds and the consolidated financial highlights for each of the periods in the five-year period then ended of the Consolidated Funds. In our opinion, the financial statements and financial highlights and consolidated financial statements and consolidated financial highlights present fairly, in all material respects, the financial position of the Funds and Consolidated Funds as of December 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles. The accompanying financial highlights for the year ended November 30, 2014 and for the period December 31, 2012 through November 30, 2013 for the Salient Tactical Plus Fund were audited by other auditors, whose report thereon dated January 23, 2015, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights and consolidated financial statements and consolidated financial highlights are the responsibility of the Funds’ and Consolidated Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights and consolidated financial statements and consolidated financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds and Consolidated Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights and consolidated financial statements and consolidated financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights and consolidated financial statements and consolidated financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights and consolidated financial statements and consolidated financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights and consolidated financial statements and consolidated financial highlights. We believe that our audits provide a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of one or more Salient investment companies since 2003.

Columbus, Ohio

February 26, 2018

Tax Information (Unaudited)

December 31, 2017

Pursuant to Section 852(b)(3) of the Internal Revenue Code the following Funds designate the amounts listed below as long-term capital gain dividends:

Adaptive Growth Fund	$1,011,031
Tactical Plus Fund*	$781,923

The following Funds designate the percentages listed below of the income dividends distributed between January 1, 2017 and December 31, 2017, as qualified dividend income (QDI) as defined in Section 1(h)(11) of the Internal Revenue Code:

MLP Energy Fund	100.00%

The following Funds designate the percentages listed below of the income dividends distributed between January 1, 2017 and December 31, 2017, as qualifying for the corporate dividends received deduction (DRD) as defined in Section 854(b)(2) of the Internal Revenue Code:

MLP Energy Fund	100.00%

Section 19 Notices

The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on the tax regulations. The Fund will send you a Form 1099-DIV each calendar year that will tell you how to report these distributions for Federal income tax purposes.

	Per Share				Percentage
	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share	Net Investment Income	Net Realized Capital Gains	Return of Capital	Total Per Share
MLP Energy Fund*
Class A	$0.041687	—	$0.438963	$0.480650	8.67%	—	91.33%	100.00%
Class C	$0.036121	—	$0.380359	$0.416480	8.67%	—	91.33%	100.00%
Institutional	$0.043016	—	$0.452984	$0.496000	8.67%	—	91.33%	100.00%
Class R6	$0.043586	—	$0.458964	$0.502550	8.67%	—	91.33%	100.00%

* MLP Energy Fund and Tactical Plus Fund have a tax year end of November 30 and as such the amounts reported are through November 30, 2017.

Additional Company Information (Unaudited)

MANAGEMENT OF THE FUNDS

Board of Trustees and Officers

Each Fund’s operations are managed under the direction and oversight of the Board of Trustees (the “Board”). The Board appoints officers of the Trust who are responsible for the Funds’ day-to-day business decisions based on policies set by the Board. The officers serve at the pleasure of the Board.

As of December 31, 2017, there were ten Trustees, eight of whom are not “interested persons” of the Trust within the meaning of that term under the 1940 Act (each, an “Independent Trustee”). The Trustees and officers of the Trust also may be directors or officers of some or all of the other registered investment companies, including the Forward Funds (“Salient FF Trust”) (together, with the Salient MF Trust, the “Trusts”), managed by Salient and its affiliates (hereafter, Salient, Salient Advisor, SCA and Forward Management, LLC, both jointly and individually, are referred to as the “Advisor”). Each Trustee holds office for an indefinite term until his/her successor is duly elected and qualified or until he/she dies, retires, resigns, is removed or becomes disqualified. The table below shows, for each Trustee and executive officer, his/her full name, and year of birth, the position held with the Trusts, the length of time served in that position, his/her principal occupation during the last five years, and other directorships held by such Trustee. The address of each Trustee and officer is c/o Salient MF Trust, 4265 San Felipe, Suite 800, Houston, Texas 77027 or c/o Forward Funds, 345 California Street, Suite 1600, San Francisco, California 94104. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available at www.salientpartners.com or upon request, without charge, by calling 800-999-6809.

Interested Trustees*

Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
John A. Blaisdell* Year of Birth: 1960	Salient MF Trust Trustee, President and Principal Executive Officer (since 2012); Chairman of the Board (2012 to 2015) Salient FF Trust Trustee, President and Principal Executive Officer (since 2015)	Managing Director of Salient (since 2002).	19	The Salient Private Access Funds (investment companies) (four funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014); Salient Midstream & MLP Fund (investment company) (since 2012).

Jeremy L. Radcliffe* Year of Birth: 1974	Salient MF Trust Trustee, Secretary (since 2012) Salient FF Trust Trustee, Secretary (since 2015)	President, Forward Securities, LLC (since 2015); Managing Director of Salient (since 2002); Secretary, Salient Midstream & MLP Fund (since 2012).	19	None.

Additional Company Information (Unaudited)

Independent Trustees***

Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Julie Allecta Year of Birth: 1946	Salient MF Trust Trustee (since 2015); Audit Committee Chairperson (since 2016) Salient FF Trust Trustee, Audit Committee Chairperson (since 2012)	Retired Partner, Paul Hastings, Janofsky & Walker LLP (1999 to 2009); Member of Executive Committee and Governing Council, Independent Directors Council (since 2014); Director, WildCare Bay Area (2007-2017); Parliamentarian and Director, American Society of Botanical Artists, Northern California Chapter (2014 to 2015).	18	Trustee, Litman Gregory Funds Trust (since 2013).

Karin B. Bonding, CFA Year of Birth: 1939	Salient MF Trust Trustee (since 2012) Salient FF Trust Trustee (since 2015)	Lecturer, University of Virginia (1996 to 2015); President of Capital Markets Institute, Inc. (retired) (fee-only financial planner and investment advisor) (1996 to 2016).	19	The Salient Private Access Funds (investment companies) (four funds) (since 2010); The Endowment PMF Funds (investment companies) (three funds) (since 2010); Brandes Investment Trust (investment companies) (four funds) (2006 to 2012); Credit Suisse Alternative Capital Funds (investment companies) (six funds) (2005 to 2010); Salient Midstream & MLP Fund (investment company) (since 2012).

Additional Company Information (Unaudited)

Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Jonathan P. Carroll Year of Birth: 1961	Salient MF Trust Trustee (since 2012) Salient FF Trust Trustee (since 2015)	President, Lazarus Capital LLC (Investment company) (since 2006); President, Lazarus Energy Holdings, LLC (Investment holding company) (since 2006); President and CEO of Blue Dolphin Energy Company (since 2012); private investor (since 1988).	19	The Salient Private Access Funds (investment companies) (four funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014); LRR Energy, L.P. (LRE) (energy company) (2014 to 2015); Blue Dolphin Energy Company (BDCO) (energy company) (since 2014); Salient Midstream & MLP Fund (investment company) (since 2012).

A. John Gambs Year of Birth: 1945	Salient MF Trust Trustee (since 2015) Salient FF Trust Trustee (since 2012)	Director and Compensation Committee Chair, NMI Holdings, Inc. (2011 to 2012); Trustee and Audit Committee Chair, Barclays Global Investors Funds (2006 to 2010); Trustee and Audit Committee Chair, Master Investment Portfolio (2006 to 2010); Advisory Board Member, Fairview Capital Management (since 2009); Director, San Francisco Classical Voice (2011 to 2016); Member, Board of Governors San Francisco Symphony (since 2001); Director, The New Century Chamber Orchestra (since 2010); Executive Vice President and Chief Financial Officer, The Charles Schwab Corporation (1988 to 1996); President and Director, Gambs Family Foundation (1997 to 2010).	18	None.

Additional Company Information (Unaudited)

Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Dr. Bernard A. Harris, Jr. Year of Birth: 1956	Salient MF Trust Trustee (since 2012) Salient FF Trust Trustee (since 2015)	Chief Executive Officer and Managing Partner, Vesalius Ventures, Inc. (venture investing) (since 2002); President of The Harris Foundation (non-profit) (since 1998); clinical scientist, flight surgeon and astronaut for NASA (1986 to 1996).	19

The Salient Private Access Funds (investment companies) (four funds) (since 2009); Barings Funds (previously Babson Funds) (eleven funds) (since 2011); Monebo Technologies Inc. (since 2009); The National Math and Science Initiative (since 2008); Communities in

Schools (since 2007); American Telemedicine Association (2007 to 2014); U.S. Physical Therapy, Inc. (since 2005); Houston Technology Center (2004 to 2016);

The Harris Foundation, Inc. (since 1998); Salient Midstream & MLP Fund (investment company) (since 2012).

Cecilia H. Herbert Year of Birth: 1949	Salient MF Trust Trustee (since 2015), Nominating Committee Chairperson (since 2016) Salient FF Trust Trustee (since 2009), Nominating Committee Chairperson (since 2010)	Trustee, Stanford HealthCare (since 2016); Trustee, WNET, the public media company of New York (since 2011); Member, Archdiocese Finance Committee, the advisory council to the San Francisco Catholic Archdiocese (since 1994); Director (2000 to 2013) and President (2007 to 2010) of the Board, Catholic Charities CYO; Trustee, The Thacher School (2002 to 2011); Managing Director and head of San Francisco Office, J.P. Morgan/Morgan Guaranty Trust Company, a commercial and investment banking institution (1973 to 1976 and 1978 to 1991).	18	Director (since 2005) and Chair (since 2016), iShares Inc.; Trustee (since 2005) and Chair (since 2016), iShares Trust; Trustee, Pacific Select Funds (2004 to 2005); Trustee, The Montgomery Funds (1992 to 2003).

Additional Company Information (Unaudited)

Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee(1)	Other Directorships During Past 5 Years**
Haig G. Mardikian Year of Birth: 1947	Salient MF Trust Trustee and Chairman of the Board (since 2015) Salient FF Trust Trustee (since 1998), Chairman of the Board (since 2005)	Owner of Haig G. Mardikian Enterprises, a real estate investment business (since 1971); General Partner of M&B Development, a real estate investment business (since 1983); General Partner of George M. Mardikian Enterprises, a real estate investment business (1983 to 2002); President and Director of Adiuvana-Invest, Inc., a real estate investment business (since 1989); President of the William Saroyan Foundation (since 1992); Managing Director of the United Broadcasting Company, radio broadcasting (1983 to 2001); Trustee of the International House of UC Berkeley (2001 to 2007); Director of the Downtown Association of San Francisco (1982 to 2006); Director of the Market Street Association (1982 to 2006); Trustee of Trinity College (1998 to 2007); Trustee of the Herbert Hoover Presidential Library (since 1997); Trustee of the Herbert Hoover Foundation (since 2002); Trustee of the Advisor California Civil Liberties Public Education Fund (1997 to 2006); Director of The Walnut Management Co., a privately held family investment company (since 2008); President of the Foundation of City College (2006 to 2010); Director of Near East Foundation (since 2007).	18	Chairman and Director of SIFE Trust Fund (1978 to 2001).

Scott E. Schwinger Year of Birth: 1965	Salient MF Trust Trustee (since 2012) Salient FF Trust Trustee (since 2015)	President, The McNair Group (management), (since 2006); Senior Vice President and Chief Financial Officer, the Houston Texans (professional football team) (1999).	19	The Salient Private Access Funds (investment companies) (four funds) (since 2004); The Endowment PMF Funds (investment companies) (three funds) (since 2014); Houston Technology Center (2013-2017); The Make-A-Wish Foundation (since 2008); Nine Energy Services (since 2017); Salient Midstream & MLP Fund (investment company) (since 2012).

*	This person’s status as an “interested” Trustee arises from his affiliation with the Advisor.

**	This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934 (i.e., public companies) or other investment companies registered under the 1940 Act.

***	Richard C. Johnson served as an Independent Trustee of both the Salient MF Trust and the Salient FF Trust during the fiscal year ended December 31, 2017. Mr. Johnson served as an Independent Trustee of the Salient MF Trust since 2012, and of the Salient FF Trust since 2015, through his retirement effective December 31, 2017.

Additional Company Information (Unaudited)

(1)	The Fund Complex for the purposes of this table consists of 18 open-end funds in the Salient MF Trust and the Salient FF Trust (each, a “Trust”), with the series of each Trust being advised by either the Advisor or an affiliate of the Advisor; and 1 public closed-end fund advised by either the Advisor or an affiliate of the Advisor.

Officers of the Funds Who Are Not Trustees

Name and Year of Birth	Position(s) with the Trusts	Principal Occupation(s) During Past 5 Years
Paul A. Bachtold Year of Birth: 1973	Salient MF Trust Chief Compliance Officer (since 2012) Salient FF Trust Chief Compliance Officer (since 2016)	Chief Compliance Officer and Secretary, Forward Securities (since 2016); Chief Compliance Officer, Forward Management, LLC (since 2015); Chief Compliance Officer, The Salient Private Access Funds (four funds) (since 2010); Chief Compliance Officer, The Endowment PMF Funds (three funds) (since 2014); Chief Compliance Officer, Salient (since 2010); Chief Compliance Officer, Salient Midstream & MLP Fund (since 2012); Consultant, Chicago Investment Group (compliance consulting) (2009 to 2010); US Compliance Manager, Barclays Global Investors (2005 to 2008).

Barbara H. Tolle Year of Birth: 1949	Salient MF Trust Treasurer and Principal Financial Officer (since 2017) Salient FF Trust Treasurer and Principal Financial Officer (since 2006)	Treasurer and Principal Financial Officer, Salient MF Trust (since 2017); Treasurer and Principal Financial Officer, Salient Midstream & MLP Fund (since 2017); Treasurer and Principal Financial Officer, Forward Funds (since 2006); Treasurer, The Salient Private Access Funds (four funds) (since 2017); Treasurer, The Endowment PMF Funds (three funds) (since 2017); Vice President, Director of Fund Accounting and Operations, Forward Management, LLC (since 2006); Vice President and Director, Fund Accounting and Administration, PFPC Inc. (1998 to 2006).

John E. Price Year of Birth: 1967	Salient MF Trust Vice President (since 2017) Salient FF Trust Vice President (since 2017)	Managing Director, Chief Financial Officer and Treasurer, Salient Capital Advisors, LLC (since 2011); Partner, Salient Partners, L.P. (since 2003); Chief Financial Officer and Treasurer, Salient Partners, L.P. (since 2005); Chief Financial Officer and Treasurer, Salient Trust Co., LTA (since 2005); Chief Financial Officer and Treasurer, Forward Management, LLC (since 2015); Chief Financial Officer and Treasurer, Salient Advisors, L.P. (since 2006); Chief Financial Officer and Treasurer, Endowment Advisers, L.P. (since 2004); Interim Principal Financial Officer, The Salient Private Access Funds (four funds) (since 2017); Interim Principal Financial Officer, The Endowment PMF Funds (three funds) (since 2017); Vice President, Salient Midstream & MLP Fund (since 2017).

Kristen Bayazitoglu Year of Birth: 1981	Salient MF Trust Vice President (since 2017) Salient FF Trust Vice President (since 2017)	Chief Operating Officer of Asset Management, Salient Partners, L.P. (since 2017); Vice President, The Salient Private Access Funds (four funds) (since 2017); Vice President, The Endowment PMF Funds (three funds) (since 2017); Vice President of Operations, Salient Partners, L.P. (March 2012 – June 2017); Vice President, Salient Midstream & MLP Fund (since 2017).

Steve Leonhardt Year of Birth: 1959	Salient MF Trust Vice President (since 2017) Salient FF Trust Vice President (since 2017)	Vice President of Salient (since 2017); Vice President, The Salient Private Access Funds (four funds) (since 2017); Vice President, The Endowment PMF Funds (three funds) (since 2017); Vice President, Salient Midstream & MLP Fund (since 2017); Controller of Stifel Financial Corp. (2015-2017), self-employed (2013-2015), Vice President of Charles Schwab Investment Management (2009-2013).

Board Consideration of the Investment Management Agreement (Unaudited)

At an in-person meeting of the Board held on October 17, 2017, the Board, including the Trustees who are not “interested persons” as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and approved the continuation of the Investment Management Agreements between Salient MF Trust (the “Trust”), on behalf of its series Salient Adaptive Growth Fund, Salient Trend Fund and Salient Tactical Plus Fund (each a “Fund,” and together, the “Funds”), and Salient Advisors, L.P. (“Salient Advisors”) (“Salient Advisors Agreement”); the Investment Management Agreement between the Trust, on behalf of its series Salient MLP & Energy Infrastructure Fund (also, a “Fund,” and together the “Funds”), and Salient Capital Advisors, LLC (“Salient Capital,” and together with Salient Advisors, the “Advisors”) (“Salient Capital Agreement,” and together with the Salient Advisors Agreement, the “Advisory Agreements”); and the Sub-Advisory Agreement between Salient Advisors and Broadmark Asset Management, LLC (“Broadmark” or the “Sub-Advisor”) (the “Sub-Advisory Agreement”).

In preparation for review of the Advisory Agreements and Sub-Advisory Agreement, the Board requested that each of the Advisors and Broadmark provide detailed information that the Board determined to be reasonably necessary to evaluate the Advisory Agreements and Sub-Advisory Agreement. The Independent Trustees held a telephonic meeting of the Board on October 6, 2017 (the “Pre-15(c) Meeting”) to review and discuss the response materials of the Advisors and Sub-Advisor in support of the consideration of the Advisory Agreement and the Sub-Advisory Agreement. The Independent Trustees also met in-person in executive session, without the presence of Advisor or Sub-Advisor personnel, prior to the October 17, 2017 meeting to review and discuss aspects of the response materials. At the request of the Independent Trustees, the Advisors made presentations and responded to questions from the Independent Trustees at both the Pre-15(c) Meeting and the October 17, 2017 meeting. The Board, including the Independent Trustees, also took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings. The Independent Trustees were assisted at all times by independent counsel.

The Independent Trustees reported that the Advisors’ presentations at the Pre-15(c) Meeting and the October 17, 2017 meeting, as well as the extensive discussions among themselves and with counsel regarding their review of the response materials, left them satisfied that the Advisors and Sub-Advisor had provided responses to the requests for information adequate to allow for an informed decision regarding renewal of the Advisory Agreements and Sub-Advisory Agreement. The Independent Trustees reported their conclusion that the continuation of the Advisory Agreements and Sub-Advisory Agreement should enable the Funds to obtain high quality services at a cost that is appropriate, reasonable, and in the interests of investors. They stated that prudent exercise of judgment warranted the approval of the Advisory Agreements and Sub-Advisory Agreement. It also was noted that the Board’s decision to approve the continuation of the Advisory Agreements and Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board. Upon consideration of these and other factors, the Board also determined:

The nature, extent and quality of the advisory services to be provided. With respect to the Advisory Agreements and Sub-Advisory Agreement, as applicable, the Board considered: the background and experience of key investment personnel and the Advisors’ and Sub-Advisor’s ability to retain them; the Advisors’ and Sub-Advisor’s focus on analysis of complex asset categories; the Advisors’ and Sub-Advisor’s disciplined investment approach and commitment to investment principles; the Advisors’ and Sub-Advisor’s significant investment in and commitment to personnel; the Advisors’ and Sub-Advisor’s significant compliance efforts and risk and general oversight; and the Advisors’ oversight of and interaction with service providers. The Board determined that the Advisors and Sub-Advisor had, when necessary, taken steps to address any underperformance. The Board concluded that the nature, extent and quality of the management and advisory service to be provided are appropriate and thus support a decision to approve the Advisory Agreements and Sub-Advisory Agreement.

The investment performance of the Funds. The Board evaluated the historical performance of the Funds, and comparative information provided regarding the Funds’ investment performance and information on the performance of other investment funds and various indices. The Board also considered the various performance reports received throughout the year, showing variability of returns over the course of the year. The Board noted that, as a general matter, the Funds had periods of both underperformance and outperformance. On the basis of the Board’s assessment, the Board concluded that the Advisors and Sub-Advisor were capable of generating a level of long-term investment performance that is consistent with shareholder expectations in light of the various Funds’ investment objectives, policies and strategies. Specifically, the Board noted that:

•

the Adaptive Growth Fund underperformed its index as of the calendar year-to-date through June 30, 2017 and for the period since the Fund’s inception through June 30, 2017; and underperformed the median and average performance of its peer group as of the calendar year-to-date through June 30, 2017, and underperformed the average performance of its peer group for the period since the Fund’s inception through June 30, 2017, but outperformed the median performance of its peer group for the period since inception through June 30, 2017;

•

the MLP & Energy Infrastructure Fund underperformed its index as of the calendar year-to-date through June 30, 2017, but outperformed its index for the period since the Fund’s inception through June 30, 2017; and underperformed the median and average performance of its peer group as of the calendar year-to-date through June 30, 2017, but outperformed the median and average performance of its peer group for the period since the Fund’s inception through June 30, 2017;

•

the Tactical Plus Fund underperformed its index as of the calendar year-to-date through June 30, 2017 and for the period since the Fund’s inception through June 30, 2017; and underperformed the median and average performance of its peer group as of the calendar year-to-date through June 30, 2017 and for the period since the Fund’s inception through June 30, 2017; and

•

the Trend Fund outperformed its index as of the calendar year-to-date through June 30, 2017 and for the period since the Fund’s inception through June 30, 2017; and outperformed the median and average performance of its peer group as of the calendar year-to-date through June 30, 2017 and for the period since the Fund’s inception through June 30, 2017.

The cost of advisory service to be provided and profits to be realized by the Advisors and Sub-Advisor. In analyzing the cost of services and profitability of the Advisors, the Board considered the revenues and expenses of the Advisors and each Fund’s size. The Board took into account the significant investment by and cost to the Advisors regarding investment management infrastructure to support the Funds and other support for investors. In addition, the Board recognized the subjective nature of determining profitability. Further, the Independent Trustees recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. On the basis of the Board’s review of the fees charged by the Advisors for investment advisory and related services (including to their other clients, if applicable), the specialized nature of the Funds’ investment programs, the Advisors’ financial information, and the costs associated with managing the Funds, the Board concluded that the level of investment management fees and the Advisors’ profitability are reasonable in light of the services provided and the management fees and overall expense ratios of comparable funds and other clients of the Advisors.

With respect to the fees paid to the Sub-Advisor, the Board considered information regarding the sub-advisory fees charged by the Sub-Advisor to its other clients (if applicable). The Board considered the operating results and financial condition of the Sub-Advisor based on the financial information the Sub-Advisor had provided. The Trustees noted that it was difficult to accurately determine or evaluate the profitability of the Sub-Advisory Agreement because the Sub-Advisor managed assets other than those of the Salient Tactical Plus Fund or has multiple business lines and, further, that any such assessment would involve assumptions regarding the Sub-Advisor’s allocation policies, capital structure, cost of capital, business mix, and other factors. Based on the prior information provided and the nature of the negotiation underlying the Sub-Advisory Agreement, the Board concluded that it was reasonable to infer that the Sub-Advisor’s profitability with respect to the Salient Tactical Plus Fund was not excessive and that the sub-advisory fees received by the Sub-Advisor out of the management fee for the Salient Tactical Plus Fund were reasonable in light of the services provided to the Salient Tactical Plus Fund.

The extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect these economies of scale. While noting that the management fees will not decrease as the level of the Funds’ assets increase, the Board noted the Advisors’ expense limitation agreements in place and that the Advisors and not the Funds pay the sub-advisory fees, and concluded that each Fund’s management fee and sub-advisory fee (as applicable) is reasonable under the current circumstances. The Board noted that it will have the opportunity to periodically re-examine whether the Funds have achieved economies of scale, as well as the appropriateness of management fees and sub-advisory fees payable to the Advisors and Sub-Advisor, respectively.

Benefits (such as soft dollars) to the Advisors and Sub-Advisor from their relationships with the Funds. The Board concluded that other benefits derived by the Advisors and Sub-Advisor from their relationship with the Funds, to the extent such benefits are identifiable or determinable, are reasonable and fair, result from the provision of appropriate services to the Funds and investors therein, and are consistent with industry practice and the best interests of the Funds and their shareholders. In this regard, the Board noted that it has received regular reports from the Sub-Advisor regarding its soft dollar policies and usage. The Board also noted that although Salient Advisors and Salient Capital may in the future use soft dollars, they have not done so to date and have not realized “soft dollar” benefits from their relationships with the Funds. The Board discussed the potential for other fall-out benefits to the Advisors and Sub-Advisor, including reputational benefits and the potential for growth of the Advisors’ and Sub-Advisor’s separate account business or other business lines through association with the Funds, and concluded that such benefits are reasonable and typical of those potentially enjoyed by managers of publicly offered mutual funds.

Other considerations. The Board determined that the Advisors and Sub-Advisor have made a substantial commitment both to the recruitment and retention of high quality personnel, monitoring and investment decision-making and provision of service, as well as the financial, compliance and operational resources reasonably necessary to manage the Funds in a professional manner that is consistent with the best interests of the Funds and their shareholders, and noted the significant financial, reputational, enterprise and litigation and regulatory risk undertaken by the Advisors and Sub-Advisor as managers of publicly offered mutual funds.

See accompanying Notes to Financial Statements.	87

Privacy Policy (Unaudited)

Salient Funds appreciates the privacy concerns and expectations of our customers. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law. We recognize that, as our customer, you not only entrust us with your money but with your personal information. Your trust is important to us and you can be sure we will continue our tradition of protecting your personal information. We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

We collect the following categories of information about you:

•	Information we receive from you on applications or other forms; and

•	Information about your transactions with us, our affiliates, or others.

We do not disclose any Information about you or any current or former customer to anyone, except as permitted by law. We may disclose Information about you and any former customer to our affiliates and to nonaffiliated third parties, as permitted by law. We do not disclose personal information that we collect about you to non- affiliated companies except to enable them to provide marketing services on our behalf, to perform joint marketing agreements with other financial institutions, or in other limited circumstances permitted by law. For example, some instances where we may disclose Information about you to third parties include: for servicing and processing transactions, to protect against fraud, for institutional risk control, to respond to judicial process or to perform services on our behalf. When we share personal information about you with these companies, we require them to limit their use of the personal information to the particular purpose for which it was shared and we do not allow them to share your personal information with others except to fulfill that limited purpose. In addition, these companies are required to adhere to our privacy standards with respect to any personal information that we provide them.

Protecting the Security and Confidentiality of Your Information

We restrict access to Information about you to those employees who need to know that Information to provide products or services to you. We maintain physical, electronic, and procedural safeguards to ensure the confidentiality of your Information. Our privacy policies apply only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of any of the Funds, we consider you to be a customer of Salient Funds. Shareholders purchasing or owning shares of any of the Funds through their bank, broker, or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment advisor or other financial service provider, that third- party’s privacy policies will apply to you and ours will not.

Investment Advisors

Salient Advisors, L.P.

Salient Capital Advisors, LLC

Investment Sub-Advisor

Broadmark Asset Management LLC

Administrator

ALPS Fund Services, Inc.

Custodian

Citibank, N.A.

Distributor

Foreside Fund Services, LLC

Independent Registered Public Accounting Firm

KPMG LLP

Legal Counsel

K&L Gates LLP

Transfer Agent

FIS Investor Services, LLC

4265 San Felipe

8th Floor

Houston, Texas 77027

800-994-0755

www.salientfunds.com

Salient Adaptive Growth Fund

Salient MLP & Energy Infrastructure Fund

Salient Tactical Plus Fund

Salient Trend Fund

Printed on paper containing recycled content using soy-based inks.	12/17

Item 2.	Code of Ethics.

(a) The registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or any persons performing similar functions on behalf of the registrant. The registrant’s Code of Ethics for principal executive and principal financial officers is filed hereto under Item 12(a)(1) on this Form N-CSR.

(b) During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3.	Audit Committee Financial Expert.

(a)(1) The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2) The registrant’s audit committee financial expert is A. John Gambs. Mr. Gambs is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the Funds were $146,000 for the fiscal year ended December 31, 2017 and $141,000 for the fiscal year ended December 31, 2016.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under paragraph (a) of this Item on behalf of the Funds were $4,600 for the fiscal year ended December 31, 2017 and $4,600 for the fiscal year ended December 31, 2016. These services consisted of review of the Funds’ registration statement.

Tax Fees

(c)

The aggregate fees billed to the registrant for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning on behalf of the Funds was $20,955 for the fiscal year ended December 31, 2017 and $20,250 for the fiscal year ended December 31, 2016. These services consisted of professional services related to tax compliance and tax planning, including review of federal and state income tax returns, reviews of excise tax distribution requirements and review of excise tax returns.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant on behalf of the Funds, other than the services reported in paragraphs (a) through (c) of this Item, were NONE for the fiscal year ended December 31, 2017 and NONE for the fiscal year ended December 31, 2016.

(e)(1)

The registrant’s Audit Committee charter requires that the Audit Committee pre-approve all auditing services and non-audit services to be performed for the registrant by its Auditor. The registrant’s Audit Committee has established policies and procedures (“Procedures”) for pre-approval of all audit and permissible non-audit services provided by its independent accountant (“Auditor”). Under the Procedures, the Audit Committee must approve the engagement of the Auditor to certify the Funds’ financial statements for each fiscal year. In approving this engagement, the Audit Committee shall obtain, review and consider sufficient information concerning the Auditor to enable the Audit Committee to make a reasonable evaluation of the Auditor’s qualifications and independence. The Audit Committee shall also consider the Auditor’s proposed fees for the engagement, in light of the scope and nature of the audit services that the Funds will receive. The Audit Committee will report to the registrant’s Board of Trustees regarding its approval of the engagement and the proposed fees for the engagement, and the basis for such approval.

Additionally, the Audit Committee may pre-approve certain types of non-audit services to the Funds and their service affiliates that are not a prohibited service, as described in the Procedures. The Audit Committee may set limits on fees and other conditions on such services, as it believes to be appropriate. On an annual basis, management of the Funds, in consultation with the Auditor, shall provide to the Audit Committee for its consideration: (i) a list of those types of non-audit services, if any, that the Funds may request from the Auditor during the fiscal year; and (ii) a list of those types of non-audit services directly impacting the Funds’ operations and financial reporting that service affiliates may request from the Auditor during the fiscal year. In addition, the Procedures permit the Audit Committee to pre-approve non-audit services to the Funds and to its service affiliates on a project-by-project basis.

(e)(2)

The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) Not applicable

(c)100%

(d) Not applicable

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was zero percent (0%).

(g)

The aggregate non-audit fees billed by the Funds’ accountant for services rendered to the registrant, and rendered to the Funds’ investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for each of the last two fiscal years on behalf of the Funds were NONE for the fiscal year ended December 31, 2017 and NONE for the fiscal year ended December 31, 2016.

(h)

The registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)

The registrant’s Schedules of Investments in securities of unaffiliated issuers as of the close of the reporting period are included as part of the Report to Stockholders filed under Item 1 of Form N-CSR.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

No material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Trustees have been implemented after the registrant’s last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is (i) accumulated and communicated to the investment company’s management, including its certifying officers, to allow timely decisions regarding required disclosure; and (ii) recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits.

(a)(1)	Code of ethics that is subject to Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act (17 CFR 30a-2(a)) are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act (17 CFR 30a-2(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Salient MF Trust

By:	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date:	March 9, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John A. Blaisdell
John A. Blaisdell
Principal Executive Officer

Date:	March 9, 2018

By:	/s/ Barbara H. Tolle
Barbara H. Tolle
Principal Financial Officer

Date:	March 9, 2018